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                                                                   EXHIBIT 10.11






                         KCNS ASSET PURCHASE AGREEMENT

                                BY AND BETWEEN

                                 RAMCAST CORP.

                                      AND

                      WEST COAST UNITED BROADCASTING CO.




                           DATED AS OF JULY 3, 1996

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          THIS KCNS ASSET PURCHASE AGREEMENT dated as of July 3, 1996 is made and entered into by and between RAMCAST Corp., a Delaware corporation ("Buyer"), and WEST COAST UNITED BROADCASTING CO., A Washington corporation ("Seller").


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, Seller owns and operates, under licenses from the Federal Communications Commission (the "FCC" or the "Commission"), television station KCNS-TV and its auxiliary facilities in San Francisco, California, including all the "Broadcasting Assets" (as hereinafter defined);

          WHEREAS, Buyer desires to purchase all the Broadcasting Assets from Seller and to obtain from Seller an assignment of all Commission licenses and authorizations held by Seller in connection with its operation of the Station (as hereinafter defined), Seller desires to sell all the Broadcasting Assets to Buyer and to assign to Buyer all Commission licenses and authorizations held by Seller in connection with its operation of the Station and, in connection therewith, Buyer is willing to assume certain specified obligations of Seller relating to the Station, all in accordance with the terms and conditions herein set forth;

          WHEREAS, Seller may not assign the aforesaid licenses and authorizations to Buyer without the prior written consent of the Commission, the receipt of which is a condition precedent to the consummation of this Agreement; and

KCNS Asset Purchase Agreement - Page 1
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          WHEREAS, the Schedules to this Agreement are contained in separate
Volumes of Schedules dated, initialed by or on behalf of Buyer and Seller, and delivered to Buyer concurrently with the execution and delivery of this Agreement;

          NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto hereby agree as follows:

          1.   Definitions. As used herein, the following terms shall have the
               -----------
following meanings:

          1.1  Broadcasting Assets. Subject to the provisions of Section 7,
               -------------------
               Broadcasting Assets shall mean the assets set forth below existing on the date of this Agreement and all such assets acquired between that date and the Closing Date:

               (a) all real property leasehold interests of Seller owned, used or held for use in the conduct of the business and operations of the Station as of the date hereof and more fully described in Schedule 1.1(a) hereto;

               (b) all equipment, furniture, fixtures, vehicles, tapes, office materials and supplies, spare parts, tubes and other tangible personal property of every kind and description owned, leased or held and used by or useful to Seller primarily in connection with the business and operations of the Station, including, without limitation, as set forth in Schedules 1.1(b)(1), assets which are or will be property owned

KCNS Asset Purchase Agreement - Page 2
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                    by Seller at Closing, and 1.1(b)(2) assets which will be
                    leased but not owned by Seller at Closing, but not including those items set forth in Schedule 1.8, all of which are to be specifically excluded from the assets to be transferred to Buyer pursuant to this Agreement, and any additions, improvements and replacements thereto between the date thereof and the Closing Date;

               (c) all contracts, agreements and leases of Seller, but not including the real property leases described on Schedule 1.1(a), and not including those contracts and agreements not being assumed by Buyer, which pertain to the business and operations of the Station on the date hereof and set forth on Schedule 1.1(c) hereto;

               (d) all Licenses (as defined below) and, to the extent assignable, any other governmental authorizations held and used by or useful to Seller in connection with the business and operations of the Station as of the date hereof, all of which Licenses and other governmental authorizations are set forth in Schedule 1.1(d) hereto;

               (e) all franchises, trademarks, trade names, call letters, including all rights in and to the call letters "KCNS" and "KCNS-TV", service marks, copyrights in literary property of any kind, jingles and privileges, if any, owned or held and used by or useful to Seller in connection with the business and operations of the Station as of the

KCNS Assets Purchase Agreement - Page 3

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                    date hereof, as set forth in Schedule 1.1(e) hereto, and any additions, renewals or extensions thereto between the date hereof and the Closing Date, but not including any tradenames, trademarks, service marks, copyrights or goodwill associated with, belonging to or related to the programming known as Inside China, Rainbow TV, Amasia and/or Fengshui, all of which are specifically excluded from the assets to be transferred to Buyer pursuant to this Agreement; and

               (f) all other tangible personal property of every kind and description owned or held and used by or useful to Seller in connection with the business and operations of the Station on the date hereof, including, without limitation, the computer software of the Station.


          1.2  Business Day means a day on which commercial banking institutions
               ------------
               in New York, New York are open for the transaction of substantially all of their banking business.

          1.3  Closing means the consummation of the purchase, assignment and
               -------
               sale of the Broadcasting Assets, and assumption of the Assumed Obligations (as hereinafter defined), contemplated hereunder.

          1.4  Closing Date means 9:30 a.m. Pacific Standard Time on a date ten
               ------------
               (10) Business Days after the date on which the Final Order has been issued provided that the Closing shall not be sooner than the first Business Day

KCNS Asset Purchase Agreement - Page 4


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               after 180 days following the date this Agreement is executed, unless the parties mutually agree to a different time and date; and provided, further, that Buyer may elect to extend the Closing until an additional thirty (30) days thereafter.

          1.5  Closing Place means the offices of West Coast United Broadcasting
               -------------
               Co., 1550 Bryant Street, San Francisco, California, or such other place as the parties may agree.

          1.6  Code means the Internal Revenue Code of 1986, as amended.
               ----

          1.7  ERISA means the Employee Retirement Income Security Act of 1974,
               -----
               as amended.

          1.8  Excluded Assets means the assets set forth in Schedule 1.8 and
               ---------------
               all assets not specifically identified as Broadcasting Assets including, (a) cash and cash equivalents on hand or on deposit in banks, marketable securities or inter-company or inter-affiliate accounts, (b) the name West Coast United Broadcasting Company, any logogram, tradename, trademark, service mark, copyright or patent (including applications and licenses therefor) related thereto, (c) the names Inside China, Rainbow TV, Amasia or Fengshui or any programming rights, logograms, tradenames, trademarks, service marks, copyrights or patents related thereto,
               (d) the income tax records of Seller, (e) policies of insurance,
               (f) any contract, lease or agreement other than those specifically set forth in Schedule 1.1(c) hereto, (g) any and all

KCNS Asset Purchase Agreement - Page 5

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               accounts receivable of Seller, any goodwill or going concern value attributable to Seller but not to the Station, if any, (h) the amount of any pre-payments of taxes, insurance and other expenses attributable to the period beginning on the Closing Date and (i) any software, computer discs and/or related property not located on the premises of the Station provided that copies of such software, computer discs and\or related property utilized by Seller in the operation of the Station may be copied by Buyer, at Buyer's sole expense, to the extent permitted by law.

          1.9  Final Order means the order of the Commission granting its
               -----------
               consent to the application referred to in Section 3 below, including but not limited to an order by the Chief, Mass Media Bureau, issued under delegated authority, which order has become final either (a) by expiration of the time for review, reconsideration or appeal of such order without any motion for review, reconsideration or appeal having been timely filed or instituted by the Commission on its own motion, or (b) in the event of review, reconsideration or appeal, the Commission's order has been affirmed and become final by expiration of the time for further review, reconsideration or appeal.

          1.10 Licenses means all licenses, permits and authorizations issued by
               --------
               the Commission for the operation of the Station and all applications therefor, and any additions, renewals or extensions thereto between the date hereof

KCNS Asset Purchase Agreement - Page 6
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               and the Closing Date.

          1.11 Station means television broadcast station KCNS, San Francisco,
               -------
               California, all broadcast auxiliary stations operated in conjunction therewith and the Broadcasting Assets.

          1.12 Uninsured Cost means with respect to which insurance proceeds are
               --------------
               not collected and are not capable of being collected in spite of reasonable efforts by Seller.

          2.   Purchase of Assets, Purchase Prices and Method of Payment.
               ---------------------------------------------------------

          2.1  Purchase of Assets. Subject to the terms and conditions contained
               ------------------
               in this Agreement, at the Closing and effective 12:01 a.m. Pacific Standard Time on the Closing Date:

               (i) Seller shall sell, assign, transfer and deliver to Buyer and Buyer shall purchase from Seller, the Broadcasting Assets, but not the Excluded Assets, for the consideration specified in Section 2.2 below,

               (ii) Seller shall assign and deliver to Buyer, and Buyer shall accept assignment from Seller, the Licenses and, to the extent transferable, the other governmental authorizations, and

               (iii) Seller shall transfer and deliver to Buyer, and Buyer shall assume, the Assumed Obligations, as defined in
                         Section 2.5 below.

          2.2  Consideration. For and in full consideration of the assignments
               -------------
               and

KCNS Asset Purchase Agreement - Page 7

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               (b)  At Closing, the Earnest Money, together with any interest accrued thereon, shall be disbursed to Seller and, in addition, Buyer shall pay the sum of Twenty Seven Million Dollars ($27,000,000) to Seller by wire transfer of Federal funds in accordance with Seller's instructions delivered to Buyer not less than two business days before the Closing Date. At Closing, Seller shall redeposit with the Escrow Agent Two Hundred Fifty Thousand Dollars ($250,000) to be held and disbursed as provided in the Escrow Agreement.


     2.4  Obligations. Except as set forth in Section 2.5 below, Buyer does not,
          -----------
          and shall not, assume or be deemed to have assumed under this Agreement or by reason of any transactions contemplated hereunder any debts, liabilities (contingent or otherwise) or obligations of Seller of any nature whatsoever including, without limitation, (i) taxes,
          (ii) obligations under all contracts, agreements and leases of Seller not listed on any Schedule hereto, (iii) obligations arising out of or in connection with any litigation, proceeding or investigation of any nature arising out of the operation of the Station prior to the Closing Date, and (iv) liabilities or obligations (contingent or otherwise) in connection with any current or prior Employee Plan (within the meaning of Section 4.9 hereof) and under any labor agreement except as assumed pursuant to Section 7.9 hereof.


     2.5  Assumed Obligations. Buyer shall assume and timely pay or perform no
          -------------------

KCNS Asset Purchase Agreement - Page 9
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               obligations of Seller other than the following (the "Assumed
               Obligations"):

               (a) all obligations relating solely to the ownership of the Broadcasting Assets or the operation of the Station on or after the Closing Date under:

                    (i) all contracts, agreements and leases of Seller which pertain exclusively to the business and operations of the Station and are set forth in Schedules 1.1(a), 1.1(b)(2), and 1.1(c) hereto; and

                    (ii) all contracts or amendments, renewals or other modifications thereof which are entered into by Seller between the date hereof and Closing Date subject to the provisions of Sections 7.9 and
                              Section 13.3 below.

          2.6  Allocation of Purchase Price. The Purchase Price, the adjustments
               ----------------------------
               required pursuant to Section 13 hereof and the Assumed Obligations shall be allocated among the Broadcasting Assets in accordance with an allocation schedule to be prepared (the "Allocation"), and the parties agree to report the purchase and sale of the Broadcasting Assets in a manner consistent with the Allocation, taking into account their respective tax and financial accounting methods and practices. Notwithstanding the foregoing, Buyer, at its election and expense, may obtain a professional appraisal of the Broadcasting Assets which complies with the applicable

KCNS Asset Purchase Agreement - Page 10
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               requirements of Section 1060 of the Code and the regulations promulgated thereunder (the "Appraisal"), in which case the Allocation shall be based on the Appraisal and the parties shall report the purchase and sale of the Broadcasting Assets in a manner consistent with the Appraisal, taking into account their respective tax and financial accounting methods and practices. Buyer and Seller also shall comply with the applicable information reporting requirements of Section 1060 of the Code and the regulations promulgated thereunder. If any taxing authority makes or proposes an allocation with respect to the Broadcasting Assets that differs materially from the Allocation or the Appraisal, as the case may be, Buyer and Seller shall each have the right, at such party's election and expense, to contest such taxing authority's determination. In the event of such a contest, the other party agrees to cooperate reasonably with the contesting party and shall have the right to file such protective claims or returns as may be reasonably required to protect its interest.

          3.   Application to the Commission. Buyer and Seller shall use their
               -----------------------------
best efforts to file an application (the "Applications") with the Commission within ten (10) days after the directors and shareholders of Seller shall have affirmatively voted to approve this Agreement and the terms and conditions set forth herein. (unless extended by mutual agreement of the parties), requesting its written consent to the assignment of the Licenses (and any extensions or renewals thereof) from Seller to Buyer as contemplated herein. Buyer and Seller shall each pay one half

KCNS Asset Purchase Agreement - Page 11
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of the fee payable to the Commission in connection with the filing of the
Applications. Buyer and Seller shall each pay its own expenses in connection with the preparation, prosecution and defense of the Applications. Buyer and Seller shall, with respect to the Station, diligently take, or cooperate in the taking of, all necessary, desirable and proper steps, provide any additional information reasonably required, and otherwise use their best efforts to obtain promptly the requested consent and approval of the Applications by the Commission. If the FCC consent shall impose any condition upon either party hereto, such party shall use its best efforts to comply with such condition; provided, however, that neither Buyer nor Seller shall have any obligation to take any unreasonable steps to satisfy complainants. If FCC reconsideration or review or if judicial review shall be sought with respect to any FCC consent, by a third party or upon the FCC's own motion, Buyer and Seller shall cooperate in opposing such requests for FCC reconsideration or review or for judicial review. Time is of the essence with respect to the provisions of this Section 3.

          4.   Representations and Warranties of Seller. Seller represents,
               ----------------------------------------
warrants, and agrees to and with Buyer that:

          4.1  Organization and Standing. Seller (a) is a corporation duly
               -------------------------
               organized, validly existing and in good standing under the laws of the State of Washington, (b) has full corporate power and authority to enter into and perform this Agreement and the Escrow Agreement, to own, hold, lease and operate the Broadcasting Assets and to carry on the business associated with the Broadcasting Assets as now being conducted and proposed to be

KCNS Asset Purchase Agreement - Page 12
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               conducted by it under existing agreements, (c) is duly qualified to do business and is in good standing as a foreign corporation in California and every other jurisdiction in which the nature of the business conducted by it requires such qualification, except where the failure to so qualify or be in good standing would not materially adversely affect Buyer or Seller, and (d) owns none of the Broadcasting Assets, and conducts none of the business or operations of the Station through any other corporation, partnership or other entity.

          4.2  Authorization and Binding Obligations. The execution, delivery
               -------------------------------------
               and performance of this Agreement and the Escrow Agreement have been unanimously authorized and approved by the Board of Directors of Seller, and the Board of Directors of Seller has unanimously recommended this Agreement for approval by the stockholders of Seller in accordance with the laws governing Washington corporations. When the execution, delivery and performance of this Agreement and the Escrow Agreement have been duly and validly authorized by all necessary corporate action, including approval of the entire transaction by the requisite vote of Seller's shareholders, this Agreement and the Escrow Agreement shall constitute valid and binding agreements of Seller enforceable in accordance with their terms except as their enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors'

KCNS Asset Purchase Agreement - Page 13
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               rights generally and the exercise of judicial discretion in accordance with general equitable principles.

          4.3  No Contravention. The execution, delivery and performance of this
               ----------------
               Agreement and the Escrow Agreement, the consummation of the transactions contemplated hereby and thereby and the compliance with the provisions hereof and thereof by Seller will not (a) violate any provisions of the corporate charter or by-laws of Seller, (b) result in the breach of, or constitute (or with notice or lapse of time or both constitute) a default under, or result in the creation of any lien, charge or encumbrance upon any of the Broadcasting Assets under the provisions of any agreement or other instrument to which Seller is a party or by which the property of Seller is bound or affected or (c) violate any laws, rules, regulations, orders, judgments, writs, injunctions, awards, decrees or Licenses or other governmental authorizations applicable to Seller or any of its assets or properties.

          4.4  Title to Broadcasting Assets.
               ----------------------------
               (a) Seller has, and at the Closing will have a legally valid lease to all the real property leasehold interests set forth in Schedule 1.1(a) to be transferred by it hereunder, binding and enforceable upon Seller and, to the best of Seller's knowledge, upon the Landlord in each lease ("Landlords"), in accordance with its terms. Said leases are

KCNS Asset Purchase Agreement - Page 14
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               in full force and effect and have not been amended or modified except as set forth in Schedule 1.1(a). There exists no default on the part of the Landlords or Seller under the leases and no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default, and the Seller has no right of offset or defense to its liability for the payment, when due, or rent or any other charges due thereunder. The Landlords have fully and satisfactorily performed all work which they are required to perform for the Seller under the leases and pursuant to all plans and specifications approved by the Seller and all required contributions by the Landlords to the Seller on account of the Seller's improvements have been received. The Seller is in actual physical possession of the space demised to the Seller under the leases and is paying rent and other charges due to the Landlords in accordance with the terms thereof. No person other than the Seller has any right of occupancy with respect to such space pursuant to any sublease or assignment thereof or otherwise for any part of premises set forth in the leases, nor has the Seller received notice of a prior sale, transfer, assignment, hypothecation or pledge of the leases or of the rents secured therein. The Seller has no defense, set off or counterclaim against the Landlords arising out of any

KCNS Asset Purchase Agreement - Page 15
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                    other transaction between Seller and the Landlords or under the leases. Seller has not deposited any funds with the Landlords to secure the performance of the obligations of the Seller under the leases.

                    (i) Landlord has, pursuant to that Agreement of Second Lease Renewal and Amendment between Sutro Tower Inc. and West Coast United Broadcasting Co. dated March 1, 1995, provided the utility services required in paragraph 32 thereof.

               (b) Seller has, or will have at Closing, good and marketable title to all the personal property to be transferred by it hereunder, free and clear of all mortgages, pledges, claims, liens, charges, and any other encumbrances, except for and subject only to (i) liens for taxes not yet due or payable and (ii) the leases set forth in Schedule 1.1(b)(2). Schedules 1.1(b)(1) and 1.1(b)(2) list all tangible personal property reasonably necessary to conduct the business and operations of the Station as presently conducted and owned or held and used by or useful to Seller in connection with the business and operations of the Station (except for any item of tangible personal property having an original cost of less than Two Thousand Five Hundred Dollars ($2,500.00)).

KCNS Asset Purchase Agreement - Page 16
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          4.5  Condition of Assets.
               -------------------

               (a) The Broadcasting Assets described in Schedules 1.1(b)(1) and 1.1(b)(2) are in Seller's possession and are being operated in accordance with the Licenses and in accordance with good standards of broadcast engineering, are available for immediate use in the operation of the Station and, and except to the extent set forth on Schedule 4.5, do not require maintenance or repairs other than ordinary, routine maintenance and repairs.

               (b) There are no outstanding contracts made by Seller for any improvements to the Real Property Leasehold Interests which have not been fully paid for.

          4.6  Licenses: Qualification to be Assignor of Licenses.
               --------------------------------------------------

               (a) Schedule 1.1(d) hereto contains a true and complete list and brief description of all Licenses required to permit, in accordance with the rules and regulations of the Commission and any other licenses required by governmental authority, the continued operation of the business associated with the Broadcasting Assets as now conducted or proposed to be conducted under existing agreements, and any activity ancillary or incidental to the ownership or operations of the Station, and Seller is the authorized legal holder of the Licenses.

               (b) Each of the Licenses is valid and in full force and effect; Seller is

KCNS Asset Purchase Agreement - Page 17
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                    in compliance with all the provisions of the Licenses and
                    with the Communications Act of 1934, as amended, and all rules, regulations and orders of the Commission that are applicable to Seller or to the operation of the Station or the Broadcasting Assets. The Commission has not instituted any proceedings for the cancellation, non-renewal or modification of any of the Licenses and, to the knowledge of Seller, no such proceedings are threatened. All other licenses, permits or authorizations of any federal, state or local governmental department or agency other than the Commission which are required for the continued operation of the business associated with the Station or the Broadcasting Assets as now conducted or proposed to be conducted under existing agreements (the "Governmental Authorizations") have been obtained and are in full force and effect.

               (c) There is no fact that, under present law (including the Communications Act of 1934, as amended) and the present rules and regulations of the Commission would disqualify Seller from being the assignor of the Station or would delay approval by the Commission of the Applications.

          4.7  Contracts. All contracts, leases and agreements set forth on
               ---------
               Schedules 1.1(a), 1.1(b)(2) and 1.1(c) are valid and binding obligations of Seller and

KCNS Assets Purchase Agreement - Page 18
               licensed for its use and are valid and in good standing.

          4.9  Plans and Agreements Relating to Employees.
               ------------------------------------------

               (a) Except as set forth on Schedules 1.1(c) and 4.9(a) hereto, there are no employee benefit plans, contracts or arrangements of any type (including, without limitation, (i) any employee benefit plans described in Section 3(3) of ERISA, and (ii) any personnel policies, deferred compensation plans, incentive plans, bonus plans or arrangements, stock option plans, stock purchase plans, golden parachute agreements, severance pay plans, dependent care plans, cafeteria plans, employee assistance programs, scholarship programs, employment contracts and other similar plans, agreements and arrangements which are not so described) which are currently in effect, or which have been approved before the date of this Agreement but are not yet effective, for the benefit of employees of Seller (or beneficiaries of such employees) who provide or provided services primarily to or in connection with the Station (the "Station Employees"). Each of such employee benefit plans, contracts or arrangements is herein referred to as an "Employee Plan."

               (b) Seller made available for review by Buyer true, correct and complete copies of the following documents with respect to each

KCNS Asset Purchase Agreement - Page 20
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                    Employee Plan (where applicable): (i) all plan documents and agreements, as well as collective bargaining agreements and amendments of same: and (ii) the most recent copies of all summary plan descriptions, booklets and employee handbooks distributed to plan participants.

               (c) With respect to any funded employee pension plan within the meaning of Section 3(2) of ERISA, (i) there has been no accumulated funding deficiency within the meaning of Section 302(a)(2) of ERISA or Section 412 of the Code, which has resulted or could result in the imposition of a lien upon any of the Broadcasting Assets of Seller; and (ii) no event has occurred and no circumstance exists under which Seller has incurred or may incur, directly or indirectly, liability under the provisions of Title IV of ERISA which could become a liability of Buyer as a result of the transactions contemplated hereby.

               (d) Schedule 4.9(b) sets forth a list of all Station Employees, together with their annualized base pay and a description of the amount and basis of their other compensation, including whether such compensation is governed by a collective bargaining agreement. As of the date of this Agreement, there are no labor controversies pending, or, to the best of Seller's knowledge, threatened between

KCNS Asset Purchase Agreement - Page 21
                    it and the Station Employees, except as set forth in
                    Schedule 4.9(c).

               (e) Except as set forth in Schedule 4.9(d), Seller is not on the date of this Agreement a party to any collective bargaining agreement covering the employment of any Station Employees. Seller neither is obligated to contribute nor is otherwise a party to any employee welfare benefit plan or employee pension benefit plan which is a multi-employer plan within the meaning of Section 3(37) of ERISA covering any such employee. Seller has not incurred any withdrawal liability (either as a contributing employer or as part of a controlled group which includes a contributing employer) which has not been satisfied or which will not be satisfied prior to the Closing to any multi-employer plan (as defined in Section 3(37) of ERISA) in connection with any complete or partial withdrawal from such plan occurring on or before the Closing.

               (f) With respect to each Employee Plan which is a group health plan within the meaning of Section 5001(b)(1) of the Code, Seller has complied with the provisions of Section 4980(B) of the Code.

          4.10 Financial Statements. Schedule 4.10 contains true and accurate
               --------------------
               copies of Seller's audited balance sheets as of December 31, 1995, 1994 and 1993 and the related statements of income, stockholders equity and cash flows of Seller for the fiscal years in the period ended December 31, 1995,

KCNS Asset Purchase Agreement - Page 22

               (collectively, the "Financial Statements").

          4.11 Insurance.  Schedule 4.11 contains a true and complete list, as
               ---------
               of the date thereof, of all policies of insurance taken out by, or for the benefit of, Seller which are in full force and effect and cover any part of the Broadcasting Assets, the business associates therewith or the personnel associated therewith, and indicated the types and amounts of insurance under such policies. Seller is not in default with respect to any provisions contained in any insurance policies listed in Schedule 4.11 in any respect that could result in a cancellation of such policies or a refusal by the insurer to pay under such policies, nor has it failed to give any notice or present any claim under any such insurance policies in due and timely fashion.

          4.12 Litigation.  Except for administrative rulemaking or other
               ----------
               proceedings of general applicability to the broadcast industry or except as set forth in Schedule 4.12, (a) there is no litigation, proceeding or investigation of any nature pending or, to the best knowledge of Seller, threatened against Seller, any of its affiliates, or the Broadcasting Assets which might result in a material adverse effect upon the Station or the Broadcasting Assets, which seeks to enjoin, prohibit or otherwise challenge the transactions contemplated hereby or which might result in a material adverse effect on the enjoyment and use by Buyer of the Broadcasting Assets to be acquired

KCNS Asset Purchase Agreement - Page 23
               hereunder; (b) no judgment, award, order, or decree has been rendered against Seller or, to the best knowledge of Seller, affecting either Seller, any of its affiliates, or the Broadcasting Assets which might result in a material adverse effect upon the Station or the Broadcasting Assets or which adversely affects the validity or enforceability of any of the Licenses or Governmental Authorizations or the contracts, leases or agreements listed in the Schedules hereto. Seller has not violated or defaulted under any order, rule, regulation, policy, writ, or decree of the Commission or any court or other agency or governmental body in any respect which might materially adversely affect the Station or the Broadcasting Assets.

          4.13 Complaints. There is not, to the knowledge of Seller, any
               ----------
               Commission investigation, notice of apparent liability or order of forfeiture pending or outstanding against the Station respecting any violation, or allegation thereof, of any Commission rule, regulation or policy, or, to the knowledge of Seller, any complaint before the Commission as a result of which an investigation, notice of apparent liability, or order of forfeiture may issue from the Commission relating to the Station. To Seller's knowledge, Seller is in compliance with the Equal Employment Opportunity rules and regulations of the Commission with respect to the Station.

          4.14 Reports. Excluding reports and statements which do not materially
               -------
               affect the business and operations of the Station, all reports and statements

KCNS Asset Purchase Agreement - Page 24
               currently required to be filed by Seller with the Commission or with any other governmental agency with respect to the Station have been filed and substantially complied with and shall continue to be filed and be in substantial compliance on a current basis until the Closing Date. All such material reports and statements are substantially complete and correct as filed, and copies thereof will be furnished promptly to Buyer.

          4.15 Taxes. Except as specifically set forth in Schedule 4.15 hereto,
               -----
               (i) all returns and reports of U.S. federal, state, local and foreign income, profits, franchise, unincorporated business, capital, general corporate, sales, use, occupation, property, excise and any and all other taxes which Seller has assumed or succeeded to or for which it was, is or may be otherwise liable, whether directly, indirectly or by reason of having been included in a consolidated return filed on behalf of one or more other corporations (all such taxes, irrespective of the period for which payable or attributable, being hereinafter referred to as "Taxes") that are or were required to be filed have been filed on a timely basis (taking into account any extensions granted by the relevant taxing authorities) with the appropriate taxing authorities in all jurisdictions in which such returns and reports are or were required to be filed, and all such returns and reports are true, correct and complete in all material respects, (ii) all Taxes for which Seller was, is or may be liable (including interest, additions to tax and penalties thereon,

KCNS Asset Purchase Agreement - Page 25
               together with interest on such additions to tax and penalties) have been fully paid, deposited, adequately reserved for or are being contested in good faith, and other than as set forth on
               Schedule 4.15, Seller is not otherwise aware of any deficiencies, adjustments or other changes in assessments with respect to any such Taxes, (iii) no issues have been raised (or are currently pending) by any taxing authority in connection with any of the returns and reports referred to in clause (i) of this Section 4.15(a) which are reasonably likely to be determined adversely to Seller, (iv) no waivers or extensions of any statue of limitations relating to the payment of Taxes for which Seller is, was or may be liable have been given or have been requested by any taxing authority, (v) no liens for Taxes for which Seller is, was or may be liable which have not been satisfied or discharged by payment or concession by the relevant taxing authority are in force as of the hereof, and (vi) other than as set forth on
               Schedule 4.15 hereto, Seller has not received notice and is not otherwise aware of any audit, examination, action or proceeding by any governmental authority for assessment or collection of Taxes, charges, penalties or interest for which Seller was, is or may be liable, and Seller has not executed a waiver of any statue of limitations with respect thereto.

               (b) Schedule 4.15 hereto describes all adjustments to the returns and reports of Taxes referred to in Section 4.15
                    (a)(i) hereof and the

KCNS Asset Purchase Agreement - Page 26
                    resulting deficiencies proposed with respect thereto in writing by the relevant taxing authorities for periods prior hereto. All deficiencies proposed in writing by such taxing authorities for periods prior hereto have been paid, reserved against, settled or are being contested in good faith.

               (c) All Taxes for which Seller was, is or may be liable that are or were required by law to have been withheld, deposited or collected have been duly withheld, deposited or collected and, to the extent required, have been paid to the relevant taxing authority.

          4.16 Misstatements and Omissions. No representation or warranty made
               ---------------------------
               by Seller in this Agreement, and no statement made in any Exhibit, Schedule, certificate or other document furnished pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omits or fails to state, or will omit or fail to state, any material fact or information necessary to make such representation or warranty or any such statement not materially misleading.

          4.17 Environmental Matters.
               ---------------------

               (a) For purposes of this section, "Hazardous Materials" means any wastes, substances, or materials, whether solids, liquids or gases, that are deemed hazardous, toxic, pollutants, or contaminants, including but not limited to substances defined as "hazardous

KCNS Asset Purchase Agreement - Page 27
                    wastes," "hazardous substances," "toxic substances," "radioactive materials," or other similar designations in, or otherwise subject to regulation or reporting under, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, ("CERCLA") as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. (S) 9601 et seq.; the Toxic Substance
                                                 ------
                    Control Act ("TSCA"); 15 U.S.C. (S) 2601 et seq.; the
                                                             ------
                    Hazardous Materials Transportation Act, 49 U.S.C. (S) 1802 et seq.; the Resource Conservation and Recovery Act
                    ------
                    ("RCRA"), 42 U.S.C. (S) 9601 et seq.; the Clean Water Act
                                                 ------
                    ("CWA"), 33 U.S.C. (S) 1251 et seq.; the Safe Drinking Water
                                                ------
                    Act, 42 U.S.C. (S) 300f et seq.; the Clean Air Act ("CAA"),
                                            ------
                    42 U.S.C. (S) 7401 et seq.; or other applicable federal,
                                       ------
                    state, or local laws, including any rules, regulations, orders, or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar federal, state, or local laws, regulations, rules, orders, or ordinances relating to the protection of human health and the environment (collectively "Environmental Laws"). "Hazardous Materials" includes but is not limited to polychlorinated biphenyis (PCBs), asbestos, lead-based paints, and gasoline, diesel fuel, fuel oil, motor oil, waste or used oil, petroleum raw materials and any

KCNS Asset Purchase Agreement - Page 28
                    other petroleum hydrocarbons (collectively, "Petroleum Hydrocarbons"), including any additives, byproducts, or contaminants associated therewith. "Environmental Condition" means any pollution, contamination, degradation, damage or injury caused by, related to, arising from, or in connection with the generation, handling, use, treatment, storage, transportation, disposal, discharge, release, or emission of any "Hazardous Materials". "Environmental Liabilities" shall mean any and all liabilities, responsibilities, claims, suits, losses, costs (including remediation, removal, response, abatement, cleanup, investigative and/or monitoring costs and any other related costs and expenses), other causes of action recognized now or at any later time, damages, settlements, expenses, charges, assessments, liens, penalties, fines, pre-judgement and post-judgment interest, attorney fees and other legal fees (a) pursuant to any agreement, order, notice, requirement, responsibility, or directive (including directives embodied in Environmental
                    Laws), injunction, judgment or similar documents (including settlements), or (b) pursuant to any claim by a governmental entity or other third person or entity for personal injury, property damage, damage to natural resources, remediation, or similar costs or expenses incurred or asserted by such entity or

KCNS Asset Purchase Agreement - Page 29
                    person pursuant to common law or statute.

               (b) Seller hereby represents and warrants that except as set forth on Schedule 4.17(b):

                    (i) There are no pending or, to Seller's knowledge threatened, actions, suits, claims, legal proceedings or any other proceedings based on Hazardous Materials or the Environmental Laws at the Property, or any part thereof, or otherwise arising from Seller's activities at the Property involving Hazardous Materials;

                    (ii) To the best of Seller's knowledge, here are no conditions, facilities, procedures or any other facts or circumstances which could give rise to claims, expenses, losses, liabilities, or governmental action against Buyer in connection with any Hazardous Materials present at or disposed of from the real property leasehold interests, including without limitation the following conditions arising out of, resulting from, or attributable to, the assets, business, or operations of Seller at the real property leasehold interests: (A) the presence of any Hazardous Materials on the real property leasehold interests or the release or threatened release of any Hazardous Materials into the environment from the real

KCNS Asset Purchase Agreement - Page 30
                           property leasehold interests; (B) the off-site disposal of Hazardous Materials originating on or from the real property leasehold interests or the business or operations of Seller; (C) the release or threatened release of any Hazardous Materials into any storm drain, sewer, septic system or publicly owned treatment works; (D) any noncompliance with federal, state or local requirements governing occupational safety and health, or presence or release in the air and water supply systems of the real property leasehold interests of any substances that pose a hazard to human health or an impediment to working conditions; or (E) any facility operations, procedures or designs, which do not conform to the statutory or regulatory requirements of any Environmental Laws;

                    (iii) To the best of Seller's knowledge, neither PCBs nor asbestos-containing materials nor Petroleum Hydrocarbons are present on or in the real property leasehold interests other than as may be "contained in" the transformers used in connection with the Station's transmitters, provided however, any such hazardous materials shall not be considered to be "contained in" to the extent that such

KCNS Assets Purchase Agreement - Page 31
                           materials have leaked, spilled or been released into the environment.

                    (iv) To the best of Seller's knowledge, the real property leasehold interests contain no underground storage tanks, or underground piping associated with tanks, used currently or in the past for Hazardous Materials or petroleum products.

          5.   Representations and Warranties of Buyer.  Buyer represents,
               ---------------------------------------
warrants and agrees to and with Seller that:

          5.1  Organization and Standing.  Buyer (a) is a corporation duly
               -------------------------
               organized, validly existing and in good standing under the laws of the State of Delaware, (b) has full corporate power and authority to enter into and perform this Agreement and the Escrow Agreement, to own, lease and operate the Broadcasting Assets, and to carry on the business associated with the Broadcasting Assets as now being conducted and proposed to be conducted by it under existing agreements, and (c) is, or on the Closing Date will be, duly qualified to do business and in good standing as a foreign corporation in New York and California and every other jurisdiction in which the nature of the business to be conducted by it requires such qualification, except where the failure to so qualify would not materially adversely affect Buyer or Seller.

          5.2  Authorization and Binding Obligations. The execution, delivery
               -------------------------------------
               and

KCNS Asset Purchase Agreement - Page 32
               performance of this Agreement and the Escrow Agreement of even date have been duly and validly authorized by all necessary corporate action, including approval of the entire transaction by the requisite vote of the board of directors of Buyer. This Agreement and the Escrow Agreement have been duly executed and delivered by Buyer and constitute the valid and binding agreement of Buyer, enforceable in accordance with their terms except as their enforceability may be limited by bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

          5.3  No Contravention. The execution, delivery and performance of this
               ----------------
               Agreement and the Escrow Agreement, the consummation of the transactions contemplated hereby and thereby, and the compliance with the provisions hereof and thereof by Buyer will not (a) violate any provisions of the corporate charter or by-laws of Buyer, (b) result in the breach of, or constitute (or with notice or lapse of time or both constitute) a default under, the provisions of any agreement or other instrument to which Buyer is a party or by which the property of Buyer is bound or affected, or (c) violate any laws, rules, regulations, orders, judgments, writs, injunctions, awards, decrees, licenses or permits applicable to Buyer or its respective assets or properties.

KCNS Asset Purchase Agreement - Page 33

          5.4  Litigation. Except for administrative rulemaking or other
               ----------
               proceedings of general applicability to the broadcast industry, or except as otherwise contemplated by this Agreement, there is no litigation, proceeding, judgment, claim, action, investigation or complaint before the Commission, other governmental body or court of any nature instituted or, to the best of Buyer's knowledge, threatened against or affecting it which would affect Buyer's authority or ability to carry out this Agreement and the Escrow Agreement.

          5.5  Qualification To Be Licensee. Buyer is qualified to be a FCC
               ----------------------------
               licensee and assignee of the Station under the applicable rules, regulations and policies of the FCC. Neither Buyer nor any person with an ownership or positional (as defined by the FCC) interest (whether or not such interest is attributable under the applicable rules, regulations and policies of the FCC) in Buyer will, at any time from the date hereof until after Closing has occurred, take any action which would cause the Buyer to be disqualified as an FCC licensee or assignee of the Station or which would require the waiver of any applicable FCC rule or regulation with respect to this transaction for Buyer to be found qualified as an FCC licensee or an assignee of the Station. Buyer has no knowledge of any fact which would, under existing law (including the Communications Act of 1934, as amended) and existing rules, regulations and practices of the Commission,

KCNS Asset Purchase Agreement - Page 34
               disqualify Buyer as an assignee of the Licenses or as owner and operator of the Broadcasting Assets.

          5.6  Acknowledgment of Condition of Assets. Buyer has had an
               -------------------------------------
               opportunity to examine the Broadcasting Assets, and each of them, and has reached an independent business judgment as to the condition thereof and understands and agrees that it is purchasing the Broadcasting Assets, and each of them, "as is, where is" with all faults and without any warranty whatsoever as to condition, merchantability or fitness for any use or purpose whatsoever, other than those specific representations and warranties of Seller as set forth herein.

     6.   Cable Systems. Seller represents and warrants that Schedule 6 hereto
          -------------
sets forth a true, correct and complete list of all cable systems which on the date hereof carry the Station's signal, all of which carry the signal without specific contractual arrangement under the Commission's "must carry" rules. Seller agrees to use its best efforts to take any and all actions necessary to cause the Station's signal to continue to be carried on each cable system listed on Schedule 6, including, without limitation, to obtain carriage under the Commission's "must carry" rules on all such cable systems.

     7.   Conduct of Business to Closing. Seller agrees with respect to the
          ------------------------------
Station that pending the Closing, except with prior written consent of Buyer:

          7.1  Conduct of Business. Seller shall conduct the business and
               -------------------
               operations of the Station in a careful and prudent manner and, except as otherwise

KCNS Asset Purchase Agreement - Page 35
               contemplated by this Agreement, in the normal and ordinary course of business in accordance with its present practices and shall use its best efforts to preserve and promote such business and to avoid any act which might have a material adverse effect upon the value of such business as a going concern or upon the Broadcasting Assets.

          7.2  Broadcasting Assets. Seller shall maintain the Broadcasting
               -------------------
               Assets in the condition specified in Section 4.5 hereof.

          7.3  Inventory. Seller shall maintain its existing inventory levels
               ---------
               (including office supplies, spare parts, tubes, equipment and the like) and shall replace inventory items expended, depleted or worn out in accordance with Seller's normal operating procedures.

          7.4  Employee Compensation and Benefits. Seller shall not, except as
               ----------------------------------
               provided herein, increase the compensation, expense allowance or other benefits payable or to become payable to any employee of the Station, except in the ordinary course of business and in conformity with Seller's normal patterns of adjustment with respect to the Station.

          7.5  Organization. etc. Seller shall use its best efforts to (a)
               ------------------
               maintain the present quality of the operations of the Station;
               (b) preserve the value of the Station as a going concern; (c) preserve intact the business organization of the Station; and (d) preserve for the Station the existing relationships with those having business with the Station.

KCNS Asset Purchase Agreement - Page 36

          7.6  Insurance. Seller shall cause to be maintained in effect through
               ---------
               the day following the Closing Date property damage, liability and other insurance of at least the same type, amount and coverage as that in effect on the date hereof with respect to the Broadcasting Assets.

          7.7  Transfer of Broadcasting Assets. Seller shall not sell, assign,
               -------------------------------
               lease or otherwise transfer or dispose of any of the Broadcasting Assets without replacement with an equivalent asset of equivalent kind, condition and value, except where such disposition is in the ordinary course of business and the asset involved is no longer used or useful.

          7.8  Encumbrances. Seller shall not create, assume or permit to exist
               ------------
               any mortgage, pledge, claim, lien, charge, servitude, restriction, encroachment, lease, occupancy, tenancy, option, preemptive right, or other encumbrance affecting any of the Broadcasting Assets (or their replacements), which is not removed at or prior to the Closing Date, other than those permitted by this Agreement.

          7.9  Agreements. Seller shall perform all obligations required to be
               ----------
               performed by it under all agreements, leases and contracts set forth on Schedule 1.1(c) hereto and, except as provided herein or with the prior consent of Buyer, shall not amend or unilaterally terminate the same (or waive any substantial right thereunder). Seller shall promptly notify Buyer of any amendment, renewal or extension, prior to the Closing

KCNS Asset Purchase Agreement - Page 37

               Date, of the Labor Agreement or the entering into of any new collective bargaining agreement prior to the Closing Date. Notwithstanding any other provisions of this Agreement, Buyer shall have no obligation to assume any existing labor agreement or Seller's obligations thereunder.

          7.10 Licenses. Seller shall not, by any act or omission to act within
               --------
               its reasonable knowledge and power, surrender, modify, adversely affect or forfeit any of the licenses.

     8.   Conditions Precedent to the Obligations of the Parties.
          ------------------------------------------------------

     8.1  Conditions to Closing of Buyer. The obligation of Buyer under this
          ------------------------------
Agreement to purchase the Broadcasting Assets and to assume the Assumed Obligations at Closing is subject to the following conditions precedent:

               (a)  Consent of Commission. (i) The Commission (including for
                    ---------------------
                    purposes hereof the Chief, Mass Media Bureau, acting under delegated authority) shall have issued and order(s) consenting to the assignment of the Licenses to Buyer (the "Orders") without the imposition of any condition that would be unduly burdensome on or materially adverse to Buyer with any affiliate thereof and each of said Orders shall have become a Final Order; and

                         (ii) Seller shall have complied with the conditions
                              applicable to it imposed in the Orders.

KCNS Asset Purchase Agreement - Page 38

               (b)  Purchase Price. Seller shall have complied with the terms of
                    --------------
                    Section 2.1 hereof and, to the extent applicable, the Escrow Agreement.

               (c)  Delivery of Instruments of Conveyance and Transfer. Buyer
                    --------------------------------------------------
                    shall have received the instruments and other documents required to be delivered to it pursuant to Section 12 hereof.

               (d)  Accuracy of Representations and Warranties. The
                    ------------------------------------------
                    representations and warranties made herein (and in any document delivered in connection herewith) by Seller shall be true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as though they had been made thereon, except as otherwise contemplated by this Agreement. Seller acknowledges and agrees that the provisions of this Section 8.1(d) do not in any way preclude or limit Buyer's right to indemnification for any loss, cost, liability, damage and expense (including legal and other expenses incident thereto) arising out of or resulting from any inaccuracy, misrepresentation or breach of any representation, warranty covenant or agreement of Seller under this Agreement.

               (e)  Compliance with Agreement. All of the terms, covenants,
                    -------------------------

KCNS Asset Purchase Agreement-Page 39
                    agreements and conditions of this Agreement to be performed or complied with by Seller on or prior to the Closing shall have been duly performed or complied with in all material respects.

               (f)  No Obstructive Proceeding. No action or proceeding shall
                    -------------------------
                    have be instituted against, and no order, decree or judgment of any court, agency, commission, or governmental authority shall be subsisting against, the parties or any of the parties which would render it unlawful, as of the Closing Date, to effect the transactions contemplated hereunder in accordance with the terms hereof or would affect, as of the Closing Date, the assignability or validity of the Licenses.

               (g)  Adverse Change. There shall have been no materially adverse
                    --------------
                    change in the Station or the Broadcasting Assets from the date hereof to the Closing Date except loss or damage covered by an applicable policy of insurance and provided that the lost or damaged assets shall have been repaired or replaced or, alternatively, that the proceeds of the applicable policy of insurance shall have been assigned to Buyer.

               (h)  Officers' Certificates and Good Standing Certificates.
                    -----------------------------------------------------
                    Seller shall have delivered to Buyer at Closing:

                    (i) a certificate from the Secretary or Assistant Secretary of

KCNS Asset Purchase Agreement - Page 40

                          Seller confirming the existence, incorporation and good standing of Seller on the date of Closing, together with copies of its resolutions authorizing the execution, delivery and performance of this Agreement, the Escrow Agreement and all other documents and the taking of all action required thereunder or in connection therewith on behalf of Seller;

                    (ii) a certificate of the Secretary or Assistant Secretary of Seller certifying the incumbency of officers of Seller and their genuine signatures, with a cross certification of such Secretary or Assistant Secretary's incumbency and genuine signature;

                    (iii) a certificate of the President and Chief Financial
                          Officer of Seller confirming that the representations and warranties provided by Seller set forth in Section 4 hereof are true and correct in all material respects as of the date of Closing with the same force and effect as if they had been made thereon and certifying that all covenants, agreements and conditions of this Agreement to be performed or complied with by Seller on or prior to the Closing have been duly performed or complied with in all

KCNS Asset Purchase Agreement - Page 41
                              material respects; and

                         (iv) certificates, executed by the proper official of
                              each jurisdiction, as to the good standing and qualification to do business of Seller in Washington and California.

               (i)  Opinions of Counsel. Buyer shall have received the written
                    -------------------
                    opinion of Young, deNormandie & Oscarsson, counsel for Seller, dated the Closing Date, in substantially the form attached to this Agreement as Exhibit A. In rendering its opinion, such counsel may rely, to the extent appropriate, as to matters of fact upon statements and certificates of officers of Seller, and upon opinions attached to its opinion from local or special counsel with respect to matters appropriately covered by such local or special counsel opinions.

               (j)  Certifications. Five (5) business days prior to Closing,
                    --------------
                    Seller shall have delivered to Buyer a certified schedule, together with true and correct copies, of: (i) all amendments, renewals, extensions, or other modifications which have been entered into after the date of this Agreement with respect to all agreements, leases and contracts which are to be assigned to Buyer hereunder; (ii) all tangible assets subject to the provisions of Section
                    13.3 hereof, and (iii) any other supplement to the information provided on the Schedules hereto with respect to any matter hereafter arising which, if existing or occurring at the date of this

KCNS Asset Purchase Agreement-Page 42

                    Agreement or the date of any of the Schedules, would have been required to be set forth in or described in such Schedules.

               (k)  Hart-Scott-Rodino Waiting Period. The applicable waiting
                    --------------------------------
                    period(s) under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the "Anti-Trust Act") with respect to the transactions contemplated by this Agreement shall have expired.

               (l)  Purchase of Certain Assets. Seller shall have purchased and
                    --------------------------
                    acquired all of the Broadcasting Assets described on
                    Schedule 1.1(b)(1) which Seller is leasing as of the date hereof, so that, upon consummation of the transactions contemplated hereby, Buyer shall purchase and acquire full title to these assets.

               (m)  Non-disturbance. Attornment and Subordination Agreements.
                    --------------------------------------------------------
                    Non-disturbance, Attornment and Subordination Agreements shall have been entered into by the Buyer as tenant, and any lenders encumbering all real property leasehold interest as set forth on Schedule 1.1(a), on terms and conditions to be specified, in substantially the form attached hereto as Exhibit B.

               (n)  Landlord Estoppel Certificate. Landlord Estoppel
                    -----------------------------
                    Certificates shall have been entered into by the Landlords for all real property leasehold interests as set forth on
                    Schedule 1.1(a), in substantially the forms attached hereto as Exhibits C and D.

KCNS Asset Purchase Agreement - page 43

          8.2  Conditions to Closing of Seller. The obligation of Seller under
               -------------------------------
               this Agreement to sell the Broadcasting Assets at Closing is subject to the following conditions precedent:

               (a)  Consent of Commission.
                    ---------------------

                    (i) The Commission (including for purposes hereof the Chief, Mass Media Bureau, acting under delegated authority) shall have issued the Orders without the imposition of any condition that would be unduly burdensome on or materially adverse to Seller; and

                    (ii) Buyer shall have complied with the conditions
                         applicable to it imposed in the Orders.

               (b)  Purchase Price. Buyer shall have complied with the terms of
                    --------------
                    Sections 2.2 and 2.3 hereof and of the Escrow Agreement.

               (c)  Delivery of Instruments of Assumption. Buyer shall have
                    -------------------------------------
                    delivered to Seller in accordance with Section 2.5 hereof one or more instruments whereby Buyer assumes and agrees to perform the Assumed Obligations, such instruments to be in form and substance reasonably acceptable to Seller's counsel.

               (d)  Representations and Warranties True and Correct. The
                    -----------------------------------------------
                    representations and warranties made herein (and in any document delivered in connection herewith) by Buyer shall be true and

KCNS Asset Purchase Agreement - Page 44
                    correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made thereon, except as otherwise contemplated by this Agreement. Buyer acknowledges and agrees that the provisions of this
                    Section 8.2(d) do not in any way preclude or limit Seller's right to indemnification for any loss, cost, liability, damage and expense (including legal and other expenses incident thereto) arising out of or resulting from any inaccuracy, misrepresentation or breach of any representation or warranty of Buyer under this Agreement.

               (e)  Compliance with Agreement. All of the terms, covenants,
                    -------------------------
                    agreements and conditions of this Agreement to be performed or complied with by Buyer on or prior to the Closing shall have been duly performed or complied with in all material respects.

               (f)  No Obstructive Proceeding. No action or proceeding shall
                    -------------------------
                    have been instituted against, and no order, decree or judgment of any court, agency, commission, or governmental authority shall be subsisting against, the parties or any of the parties which would render it unlawful, as of the Closing Date, to effect the transactions contemplated hereunder in accordance with the terms

KCNS Asset Purchase Agreement - Page 45
                    hereof or would affect, as of the Closing Date, the assignability of the Licenses.

               (g)  Officer's Certificates and Good Standing Certificates. Buyer
                    -----------------------------------------------------
                    shall have delivered to Seller at Closing:

                    (i) a certificate from the Secretary or Assistant Secretary of Buyer confirming the existence, incorporation and good standing of Buyer on the date of Closing, together with copies of its resolutions authorizing the execution, delivery and performance of this Agreement, the Escrow Agreement and all other documents and the taking of all action required thereunder or in connection therewith on behalf of Buyer;

                    (ii) a certificate of the Secretary or Assistant Secretary of Buyer certifying the incumbency of officers of Buyer and their genuine signatures, with a cross certification of such Secretary or Assistant Secretary's incumbency and genuine signature;

                    (iii) a certificate of the President and Chief Financial Officer of Buyer confirming that the representations and warranties provided by the Buyer set forth in
                           Section 5 hereof are true and correct in all material respects as of

KCNS Assets Purchase Agreement - Page 46
                           the date of Closing with the same force and effect as if they had been made thereon and certifying that all covenants, agreements and conditions of this Agreement to be performed or complied with by Buyer on or prior to the Closing have been duly performed or complied with in all material respects; and

                    (iv) certificates, executed by the proper official of each jurisdiction, as to the good standing and qualification to do business of Buyer in Delaware, New York and California.

               (h)  Opinion of Counsel. Seller shall have received the written
                    ------------------
                    opinion of Fulbright & Jaworski L.L.P., counsel of Buyer, dated the Closing Date, in substantially the form attached to this Agreement as Exhibit E. In rendering its opinion, such counsel may rely, to the extent appropriate, as to matters of fact upon statements and certificates of officers of Buyer and upon opinions attached to their opinion from local or special counsel with respect to matters appropriately covered by such local or special counsel opinions.

               (i)  Hart-Scott-Rodino Waiting Period. The applicable waiting
                    --------------------------------
                    period(s) under the Antitrust Act with respect to the transactions

KCNS Asset Purchase Agreement - Page 47
                         contemplated by this Agreement shall have expired.

          9.   Covenants of Parties Pending Closing.
               ------------------------------------

          9.1  Covenants of Seller Pending Closing.
               -----------------------------------

               (a)  Financial Statements. Seller shall furnish to Buyer within
                    --------------------
                    thirty (30) days after the end of each monthly accounting period, commencing with the period ending July 31, 1996, an unaudited profit and loss statement of the Station for such period and the year to date results for the period of its fiscal year ended at the end of such period. The monthly financial statements to be delivered by Seller hereunder shall be prepared in accordance with the ordinary business practices of Seller and shall accurately reflect the financial records of Seller with respect to the operation of the Station as of the dates and for the periods indicated. Seller shall also furnish to Buyer any other information concerning the financial condition and operations of the Station as Buyer may reasonably request.

               (b)  Litigation or Damage. Seller shall promptly notify Buyer of
                    --------------------
                    (i) any litigation instituted or, to Seller's knowledge, threatened against Seller, any of its affiliates or the Station or which challenges the transactions comtemplated hereby and (ii) any damage to or destruction of any of the Broadcasting Assets with an original cost in excess of Five Thousand Dollars ($5,000).


KCNS Asset Purchase Agreement - Page 48

               (c)  Consents and Approvals. Seller shall use its best efforts to
                    ----------------------
                    obtain, on or prior to the Closing Date, from each person, firm, association, corporation and governmental authority (other than the Commission) all consents and approvals to the transfer, conveyance or assignment of any of the Broadcasting Assets to Buyer as herein provided which are required by the terms of any agreements, permits, approvals, conditions and authorizations to which it is a party or otherwise and on terms and conditions which impose no additional obligations or liabilities on Buyer. Each party shall cooperate with the others to the extent reasonably necessary to obtain any such consents or approvals.

               (d)  Access and Information. Seller shall give Buyer and its
                    ----------------------
                    counsel, accountants, engineers and other authorized representatives reasonable access, during normal business hours throughout the period prior to the Closing Date, to all Broadcasting Assets to be assigned, transferred or conveyed hereunder and to the books and records relating thereto and shall furnish Buyer during such period with all information concerning the affairs of the Station as it may reasonably request in order to enable Buyer to make such examinations and investigations thereof as it shall deem necessary; provided, however, that in each instance mutually satisfactory arrangements shall be made in advance in order to avoid interruption and to minimize interference with the normal business and operations of the


KCNS Asset Purchase Agreement - Page 49

                    Station. Without limiting the foregoing, Seller agrees (i) that representatives of Deloitte & Touche LLP may, at Buyer's expense, undertake an audit of the Station as of and for the calendar year 1996, and Seller shall reasonably cooperate with the representatives of Deloitte & Touche LLP in the conduct of the audit, including execution by the appropriate officers of Seller of the standard client representation letter required by Statement of Auditing Standards No. 19 and (ii) to use its best efforts to obtain on a timely basis any reports, audited financial statements and other documents necessary for any financing, including, without limitation, any public or private offering of securities of Buyer or affiliates thereof. Buyer agrees to provide to Seller a copy of the audited financial statements produced as result of such audit, without cost or charge, at Seller's request.

               (e)  Antitrust Compliance. Seller shall file with the Federal
                    --------------------
                    Trade Commission and the Department of Justice the notification and report form required by, and will use its best efforts to comply with any request for supplemental information in connection with, the Antitrust Act.

               (f)  Notice of Events. Prior to Closing, Seller shall furnish to
                    ----------------
                    Buyer promptly, and in any event within five (5) Business Days after obtaining or having knowledge thereof, notice of:

                    (i) Any breach of any term or provision of the Agreement, on the part

KCNS Asset Purchase Agreement - Page 50
                     of Seller, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied, which is then continuing, together with a certificate of Seller specifying the details thereof and the action which Seller has taken or proposes to take with respect thereto;

               (ii) Any action, suit or proceeding challenging the sale or assignment of the Broadcasting Assets or the transactions contemplated by this Agreement;

               (iii) Any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement;

               (iv) Any other development which would prevent or raise a material doubt about the possibility of the satisfaction of any condition set forth in Section 8.1; and

               (v) Any notice or other communication from the Commission, any other regulatory authority or any other third party, the approval or consent of which is being sought in connection with the transactions contemplated by this Agreement.

          (g)  No Violation. Seller shall not take any action or omit to take
               ------------
               any action which will make the transactions contemplated by this Agreement unlawful.

KCNS Asset Purchase Agreement - Page 51

               (h)  Contributions to Fund Employee Pension Plans. Prior to or as
                    --------------------------------------------
                    soon as practicable after the Closing, Seller shall make all contributions with respect to any funded employee pension plan within the meaning of Section 3(2) of ERISA for all periods ending prior to the Closing (including periods from the first day of the current plan year to the Closing) in accordance with the terms of the plan and applicable law.

               9.2  Covenants of Buyer Pending Closing.
                    ----------------------------------

                    (a)  Notice of Events. Prior to Closing, Buyer shall furnish
                         ----------------
                         to Seller promptly, and in any event within five (5) Business Days after obtaining or having knowledge thereof, notice of:

                         (i) Any breach of any term or provision of the Agreement, on the part of Buyer, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied, which is then continuing, together with a certificate of Buyer specifying the details thereof and the action which Buyer has taken or proposes to take with respect thereto;

                         (ii) Any action, suit or proceeding challenging the sale or assignment of the Broadcasting Assets or the transactions contemplated by this Agreement;

                         (iii) Any notice of other communication from any third party


KCNS Asset Purchase Agreement - Page 52
                         alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement;

               (iv) Any other development which would prevent or raise a material doubt about the possibility of the satisfaction of any condition set forth in Section 8.2; and

               (v) Any notice or other communication from the Commission, any other regulation authority or any other third party, the approval or consent of which is being sought in connection with the transactions contemplated by this Agreement.

          (b)  No Violation. Buyer shall not take any action or omit to take any
               ------------
               action which will make the transactions contemplated by this Agreement unlawful.

          (c)  Antitrust Compliance. Buyer shall file with the Federal Trade
               --------------------
               Commission and the Department of Justice the notification and report from required by, and shall use its best efforts to comply with any request for supplemental information in connection with, the Antitrust Act.

          (d)  Security for Performance. Buyer shall cause to be executed and
               ------------------------
               placed in escrow, or delivered to Seller, that certain promissory note in the form set forth as Schedule 9.2(d)(1) (the "Note") and


KCNS Asset Purchase Agreement - Page 53
                    shall provide Seller with satisfactory security for the performance or its obligations hereunder by providing Seller with an executed agreement in the form of Schedule 9.2(d)(2), hereto which by this reference are incorporated herein and specifically made a part hereof.

     10.  Mutual Covenants and Agreements
          -------------------------------

          10.1 Best Efforts. Subject to the terms and conditions herein
               ------------
               provided, each party hereto shall use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

          10.2 Public Announcements. Prior to the Closing Date, Seller and Buyer
               --------------------
               shall not, without the prior written approval of the other parties, make any press release or other public announcement concerning the transactions contemplated by this Agreement except to the extent that any party shall be so obligated by law, in which case the other parties shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued. Notwithstanding the foregoing, Seller understands, acknowledges and agrees that Buyer, or an affiliate thereof, may become a publicly-traded company and, in connection therewith, may be required to disclose this transaction, the terms thereof and information

KCNS Asset Purchase Agreement - Page 54
               relating to the Station and the Broadcasting Assets by one or more filings with the Securities and Exchange Commission or other federal or state regulating bodies. To the extent possible, Buyer will give Seller prior notice of, and an opportunity to review, any such disclosure.

     10.3      Further Assurances. Each party shall, at any time and from time
               ------------------
               to time after the Closing Date, upon request of any other party, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, instruments, assignments and assurances as may be reasonably required in order to carry out the intent of this Agreement.

     10.4      Replacement and Repair of Tangible Broadcasting Assets.
               ------------------------------------------------------

               (a) Subject to the provisions of Section 8.1(g), Seller agrees that it shall promptly replace (or repair, if appropriate) any tangible Broadcasting Assets that are lost, damaged or destroyed prior to the Closing Date, or that prior to the Closing Date cease to be in good operating condition or repair, cease to be adequate for the uses to which they are being put or to be available for immediate use in the operation of the Station or that require maintenance or repairs.

                    (b) Notwithstanding the foregoing, if in the event of a fire or other casualty the aggregate Uninsured Cost of all repairs and replacements of tangible Broadcasting Assets destroyed or damaged

KCNS Asset Purchase Agreement - Page 55
               by fire or other casualty exceeds One Million Five Hundred Thousand Dollars ($1,500,000), either Seller or Buyer shall be entitled to terminate this Agreement upon written notice to the other within thirty (30) days following the occurrence of such fire or other casualty. However, if Seller elects to terminate this Agreement as provided in the immediately preceding sentence, Buyer shall be entitled to nullify Seller's election to terminate this Agreement by giving written notice to Seller, within ten
               (10) Business Days after the date of Seller's notice to Buyer terminating this Agreement, that it elects to proceed to Closing hereunder. If Buyer shall make such election, Seller shall be obligated to pay up to Five Hundred Thousand Dollars ($500,000) of the Uninsured Cost of all repairs and replacements of the tangible Broadcasting Assets destroyed or damaged by fire or other casualty, but shall have no further responsibility or liability with respect to such Uninsured Cost. In any event, to the extent that Seller is obligated to bear the Uninsured Cost of repairs and replacements of tangible Broadcasting Assets, it shall indemnify Buyer against such Uninsured Costs as and when such costs are incurred or required to be paid.

     11.  Termination.
          -----------

KCNS Asset Purchase Agreement - Page 56

     11.1 Effect of Termination without Breach or Material Default. In the event
          --------------------------------------------------------
          that the FCC has not issued a Final Order approving or disapproving this transaction on or before July 31, 1997, or, in the event that the FCC shall have denied the Applications for reasons not related to the qualification of Seller or Buyer to be an FCC licensee of the Station, then any party hereunder, provided it is not then in material breach of its obligations under this Agreement, may terminate this Agreement without liability and Buyer shall be entitled to an immediate return of the Note and of the Earnest Money together with all interest earned thereon. However, if the last required consent of the Commission shall have become a Final Order within ten (10) Business Days prior to such termination, such termination shall become effective only if the Closing does not occur within ten (10) Business Days after such consent has become a Final Order. No such termination shall relieve any party then in material breach of its obligations under this Agreement from any liability therefor.

          11.2 Effect of Termination as a Result of Breach or Material Default.
               ---------------------------------------------------------------
               In the event of termination of this Agreement as a result of a breach or material default by one party hereto:

               (a) if Seller shall be in material breach of or material default under any provision of this Agreement, or should Seller refuse to perform or refuse to proceed to Closing under this Agreement, Buyer may elect to terminate this Agreement in which event Buyer shall be

KCNS Asset Purchase Agreement - Page 57
               entitled to an immediate return of the Note and of the Earnest Money together with all interest earned thereon in addition to other remedies which it may have under this Agreement. However, Seller recognizes that, due to the unique value and special nature of the Station and the Broadcasting Assets, failure of Seller to carry out its obligations under this Agreement, and to consummate the transactions contemplated hereby, would cause irreparable injury and that monetary damages alone would be inadequate. Buyer shall therefore be entitled, in addition to all other remedies which may be available at law or in equity, including monetary damages, to obtain specific performance of Seller's obligation to close the transaction contemplated by this Agreement, unless such performance shall be restrained or enjoined by a court of competent jurisdiction or prevented by a government agency having jurisdiction over such matters. In any action to enforce Seller's obligation to close the transaction contemplated by this Agreement, Seller hereby waives the defense that there is an adequate remedy at law.

          (b) provided Seller is not in material breach of or material default under any provision of this Agreement and Seller has not refused to perform or refused to proceed to Closing under this Agreement,

KCNS Asset Purchase Agreement-Page 58
               if buyer shall be in material breach of or material default under any provision of the Agreement, or, if the FCC shall have denied the Applications or have entered an order designating the Application for Hearing and if the reasons for such denial or such designation relate, in whole or in part, to Buyer's qualifications to be an FCC licensee or assignee of the Station, or, if the Commission shall not have ruled on the Applications by July 31, 1997 as a result of any failure by Buyer to respond in a timely manner to an inquiry or request for further information by the Commission with respect to the Applications or if Buyer otherwise fails to use its best efforts to promptly obtain the consent of the Commission to the transfer and assignment of the License as set forth in Section 3 hereof, or, if the Applications shall have been approved by the Commission and have become a Final Order prior to July 31, 1997 and Buyer fails or refuses to proceed to Closing in breach of this Agreement, then the Note shall become immediately due and payable according to its terms and the Earnest Money held in escrow, including all interest earned thereon, shall be immediately forfeited to Seller as liquidated damages, it being agreed by both parties hereto that the payment of the Note and the forfeiture of said Earnest Money, including all interest earned

KCNS Asset Purchase Agreement - Page 59
               thereon, shall constitute full payment for any and all damages suffered by Seller by reason of any or all such circumstances, and Buyer shall have no further liability or obligation to Seller hereunder. Buyer and Seller agree in advance that the actual damages of Seller under any or all such circumstances would be difficult to ascertain and that the amount of the payment to Seller as provided in this Section constitutes a fair and equitable amount to compensate Seller for damages sustained due to any or all circumstances. Nothing in this Section shall be deemed to limit Seller's right to seek monetary damages for a material breach of, or a material default under, this Agreement by Buyer arising or occuring after Closing.

          11.3 Notwithstanding any other provision of this Agreement Buyer may terminate this Agreement at any time without any liability or obligation to Seller if (i) the shareholders of Seller shall not have authorized, approved and adopted the transactions contemplated by the Agreement in accordance with the applicable laws of Washington and California prior to September 10, 1996, or
               (ii) in any vote by the shareholders of Seller to authorize, approve and adopt the transactions contemplated by this Agreement, less than two-thirds of all the votes entitled to be cast on the transaction are cast to approve the transaction.

     12.  Instruments of Assignment and Transfer.
          --------------------------------------

KCNS Asset Purchase Agreement - Page 60

          12.1 Instruments of Assignment and Transfer of Real Property Leasehold
               -----------------------------------------------------------------
               Interests. At the Closing, to effect the assignments and
               ---------
               transfers of the Real Property Leasehold Interests from Seller to Buyer as herein provided, Seller shall execute and deliver to Buyer one or more assignments in authentic form, assigning and transferring to Buyer good and marketable title to all the Real Property Leasehold Interests, as set forth under this Agreement, all in form and substance reasonably satisfactory to counsel for Buyer, and dated the Closing Date, as follows:

               (a) assignments in authentic form of all right, title and interest of Seller in and under all leases and in its leasehold interests in real property, including all rights under the lease agreements referred to in Schedule 1.1(a);

               (b) consents, if any, required of any lessors under any leases to the assignments described in clause (a) above;

               (c) landlord estoppel certificates executed by all landlords or successors thereto to the leasehold interests in real property referred to in Schedule 1.1(a); and

               (d) nondisturbance and subordination agreements executed by all landlords and or successors thereto and all lenders, if any, to the leasehold interests in real property referred to in
                    Schedule 1.1(a).

          12.2 Instruments of Assignment and Transfer of Personal Property. At
               -----------------------------------------------------------
               the

KCNS Asset Purchase Agreement - Page 61

               Closing, to effect the transfers and assignments from Seller to Buyer as herein provided, Seller shall execute and deliver to Buyer the following bills of sale, certificates, assignments and other instruments of transfer assigning and transferring to Buyer good and marketable title to all the personal property to be transferred hereunder, free and clear of all mortgages, pledges, claims, liens, charges and any other encumbrances except as permitted under this Agreement, all in form and substance reasonably satisfactory to counsel for Buyer, and dated the Closing Date as follows:

               (a) assignment of all leases and leasehold interests in personal property to the extent that such leases or leaseholds interests may be assigned by Seller pursuant to the terms of such leases, including all rights under the lease agreements referred to in Schedule 1.1(b)(2);

               (b)  bill(s) of sale for all tangible personal property;

               (c) assignment of all Licenses and other transferable Governmental Authorizations for the Station;

               (d) assignment of all contracts and other intangible assets to be transferred pursuant to this Agreement, including, without limitation, the Broadcasting Assets described in
                    Section 1.1(e) and (f) hereof; and

KCNS Asset Purchase Agreement - Page 62

               (e) such other instruments or documents as Buyer may reasonably request in connection with the transfer to it of the personal property to be transferred, not inconsistent with the obligations of Seller under this Agreement.

     13.  Income, Expenses, Proration.
          --------------------------

          13.1 General. Seller shall be allocated all income earned or accrued,
               -------
               and shall be allocated all liabilities and obligations incurred, relating to the ownership of the Broadcasting Assets and the operation of the Station through the close of business on the day preceding the Closing Date. Buyer shall be allocated all income earned or accrued, and shall be allocated all liabilities and obligations incurred, other than those obligations which are not Assumed Obligations, relating to the ownership of the Broadcasting Assets and the operation of the Station after the close of business on the day preceding the Closing Date. All amounts paid or payable by Buyer or Seller, whether prior to, on or subsequent to the Closing Date, and relating to ownership of the Broadcasting Assets or operation of the Station prior to, on and subsequent to the Closing Date shall be allocated between Buyer and Seller, in accordance with GAAP, proportionately based on the number of days prior to and subsequent to the Closing Date for the applicable period to which the expense items are attributable. The items so allocated shall include, without limitation, lease

KCNS Asset Purchase Agreement - Page 63
               payments, expenses prepaid or deposits given by Seller, prepayments or deposits received by Seller, ad valorem real estate, tangible and intangible personal property and other property taxes (but excluding income taxes and taxes arising by reason of the transactions provided for herein), business and license fees, wages, salaries of employees, payroll taxes and utility expenses.

          13.2 Trade, Barter or Similar Arrangements. Seller shall exercise its
               -------------------------------------
               best efforts to reduce the outstanding balance under all trade, barter or similar arrangements for the sale of advertising time for other than cash as much as reasonably possible prior to the Closing Date. To the extent the aggregate value of the Station's future performance obligations under all such arrangements as of the Closing Date exceeds the aggregate value of the goods, services or other items yet to be received thereunder as of the Closing Date, then Seller shall be solely responsible for the amount of such difference and the performance of such obligations.

          13.3 Capital Items. Should Seller, subsequent to the date hereof,
               -------------
               purchase or commit to purchase any tangible capital asset (other than replacement items for which there shall be no adjustment), the aggregate amount payable to Seller pursuant to Section 2.2(b) above shall be increased in the amount, if any, of the purchase price of that asset actually paid by Seller prior to the Closing (and Buyer shall assume any remaining liability therefor),

KCNS Asset Purchase Agreement - Page 64
               provided Buyer has previously consented in writing to the purchase or acquisition thereof by Seller. If any of the tangible assets described in Schedule 1.1(b)(1) hereto (other than Excluded Assets and those replaced or expended in the ordinary course of business) is disposed of by Seller other than in conformity with Section 7.7, the aggregate amount payable to Seller pursuant to Section 2.2(b) above shall be decreased in the amount of the replacement cost for an equivalent asset.

          13.4 Vacation, Sick Pay. Seller shall be responsible for and shall pay
               ------------------
               all vacation and sick pay for all the Station Employees accrued in accordance with GAAP as of the Closing Date.

          13.5 Determination, Payment and Final Settlement. Prorations and
               -------------------------------------------
               adjustments under this Section 13 shall be determined and paid as provided in Section 2.2.

     14.  Risks of Loss. Subject to the provisions of Section 10.4, the risk of
          -------------
any loss, damage, impairment, confiscation or condemnation of the Broadcasting Assets or any part thereof from fire or any other casualty or cause shall be borne by Seller at all times prior to the Closing Date. In any such event, the proceeds of, or any claim for any loss payable under, any insurance policy, judgment or award with respect thereto shall be paid to Seller, which shall repair, replace or restore any such Broadcasting Assets as soon as possible after its loss, impairment, confiscation or condemnation.

     15.  Failure of Broadcast Transmission. If any event referred to in
          ---------------------------------
Section 14 above

KCNS Asset Purchase Agreement - Page 65
occurs or any event occurs which prevents broadcast transmission by the Station in the normal and usual manner and if Seller cannot restore or replace the Broadcasting Assets so that such conditions are cured and normal and usual transmission can be resumed before the Closing Date, the Closing Date shall be postponed, the exact date and time of such postponed closing to be such date and time within the effective period of the Commission's consent contemplated under this Agreement as shall be designated by Seller upon ten (10) days written notice to Buyer. In the event that such assets cannot be restored within the effective period of the Commission's consent, the parties shall join in an application or applications requesting the Commission to extend the effective period of its consent for a period of an additional sixty (60) days. If such Broadcasting Assets have not been restored or replaced by the Closing Date, as and to the extent postponed pursuant to this Section 15, either party shall have the right, by giving written notice of its election to do so to the other party, to terminate this Agreement forthwith without any further obligation hereunder.

     Notwithstanding the foregoing, if the Station shall cease broadcast transmission for a period of thirty (30) consecutive days, Buyer shall have the right, by giving written notice of its election to do so to Seller within fifteen (15) days of receipt of written notice of such event from Seller, to terminate this Agreement forthwith without any further obligation to Seller hereunder.

     16.  Books and Records of the Station. Seller shall retain all records,
          --------------------------------
books of account, files, documents and correspondence relating to the operation of the Station prior to the Closing Date, except operations manuals, warranties on any of the Broadcasting assets, leases, service agreements and other documents relating to the day to day operation of the Broadcasting Assets;

KCNS Asset Purchase Agreement - Page 66
provided, however, that Seller shall retain and make available for inspection and copying by Buyer and its representatives for any reasonable purpose all such records, books of account, files, documents and correspondence, and Seller shall not dispose of, alter or destroy any such materials without giving thirty (30) days prior written notice to Buyer so that Buyer may, at its expense, examine, make copies of, or take possession of such materials.

     17.  Exclusive Relationship.  From the date hereof until the termination
          ----------------------
hereof in accordance herewith, Seller will not, and will cause the officers, directors, employees and other agents of Seller not to, directly or indirectly, take any action to (i) continue, solicit, initiate or encourage discussions or negotiations with, or provide any nonpublic information to any person or entity ("Person"), other than Buyer and its affiliates, concerning any proposal to purchase or acquire any equity securities or assets of, or merge, combine or enter into any similar transaction with, Seller ("Acquisition Proposal"), (ii) provide information with respect to Seller, the Station or the assets of Seller to any Person, other than Buyer, or (iii) enter into or commit to enter into a transaction with any Person, other than Buyer and its affiliates, concerning an Acquisition Proposal.

     Seller recognized and acknowledges that a breach by Seller of this Section 17 will cause irreparable and material loss and damage to Buyer as to which it will not have an adequate remedy at law or in damages. Accordingly, Seller acknowledges and agrees that specific performance, the issuance of an injunction or other equitable remedy is an appropriate remedy for any such breach.

     18.  Certain Employee Benefit Matters.
          --------------------------------

KNCS Asset Purchase Agreement - Page 67

               (a) Except as otherwise specifically provided herein with respect to the assumption of certain employment contracts, Buyer does not and will not assume the sponsorship of, the responsibility for contributions to, or any liability in connection with, any Employee Plan. Without limiting the foregoing, Seller shall be liable for any continuation coverage (including any penalties, excise taxes or interest resulting from the failure to provide continuation coverage) required by Section 4980B of the Code due to qualifying events which occur on or before the Closing Date.

               (b) Seller shall be responsible for making all applicable severance payments, including vacation pay, sick pay or similar payments and benefits which may be due, to Seller's employees solely in accordance with applicable law and Seller's severance policies in the event such employees are terminated by Seller, at the request of Buyer on, or prior to the Closing Date. Buyer will notify Seller at least 30 days prior to Closing which of Seller's employees, if any, will be hired by Buyer. Buyer shall be solely liable for making any applicable severance payments to any employees which are retained and employed by Buyer after the Closing Date.

          19.  Certain Tax Matters.
               -------------------

               19.1 Tax Returns Through Closing. Seller and Buyer shall each
                    ---------------------------
                    prepare and file on a timely basis all reports and returns of Taxes relating to the Station and its operation and the Broadcasting Assets as such party is


KCNS Asset Purchase Agreement - Page 68
                    required to file by applicable law. Seller and Buyer shall each cooperate with the other in the preparation of such returns and shall each provide to the party making any filing all information and access to all records relating to the Station necessary in order for the prompt and accurate filing of such returns.

               19.2 Subsequent Liability. If, on or subsequent to the Closing
                    --------------------
                    Date, any liability for Taxes for which Seller was, is or may be liable is imposed on Buyer with respect to any period ending on or prior to the Closing Date, then Seller shall indemnify and hold Buyer harmless from and against, and shall pay, the full amount of such Tax liability, including any interest, additions to tax and penalties thereon, together with interest on such additions to tax or penalties (as well as reasonable attorneys' or other fees and disbursements of Buyer incurred in determination thereof or in connection therewith). Buyer shall notify Seller, upon its receipt of any notice thereof, of the imposition or threatened imposition of any liability for Taxes for which Seller was, is or may be liable, and Seller shall, at its sole expense and in its reasonable discretion, either settle any such Tax claim that may be the subject of indemnification under this Section 19.2 at such time and on such terms as it shall deem appropriate or assume the entire defense thereof; provided, however, that Seller shall in no event take any position in such settlement or defense that would subject Buyer to any

KCNS Asset Purchase Agreement - Page 69
               civil fraud or any civil or criminal penalty. Notwithstanding the foregoing, Seller shall not consent, without the prior written approval of Buyer, which prior written approval shall not be unreasonably withheld, to any change in the treatment of any item which would in any material respect affect the Tax liability of Buyer for a period subsequent to the Closing Date.

          19.3 Survival of Tax Indemnification Provisions. Notwithstanding any
               ------------------------------------------
               other provision in this Agreement, the obligation of Seller to indemnify and hold harmless Buyer under Section 19.2 hereof shall begin on the Closing Date and end upon the latest of (i) three years from the date of the last filing of a return or report of Taxes for which Seller was, is or may be liable and covering such Taxes for which indemnification is provided in Section 19.2 hereof, (ii) the expiration of the applicable statute of limitations, or (iii) six months following the ultimate disposition of any claim with respect to any Taxes for which Seller was, is or may be liable.

     20.  Possession and Control of the Station. Notwithstanding any other
          -------------------------------------
provision of this Agreement, between the date of this Agreement and the Closing Date, Buyer shall not directly or indirectly control, supervise or direct, or attempt to control, supervise or direct, the operations of the Station, and the conduct of such business operation, including control and supervision of programming, shall be the sole responsibility of and in the complete discretion and independent and separate control of Seller.

     21.  Brokers. Seller acknowledges that it has retained Gammon Media Brokers
          -------

KCNS Asset Purchase Agreement - Page 70
     with copies to:

               Rachamin Anatian
               Chairman and Chief Executive Officer
               Ramcast Corp.
               1740 Broadway, 17th Floor
               New York, New York 10019
               Telecopier: (212) 246-4463

                                      and

               Richard A. Palmer, Esq.
               Fulbright & Jaworski L.L.P.
               666 Fifth Avenue
               New York, New York 10103
               Telecopier: (212) 752-5958

                                      and

               Erwin G. Krasnow, Esq.
               Verner, Liipfert, Bernhard, McPherson & Hand
               Suite 700
               901 15th Street, N.W.
               Washington, D.C. 20005
               Telecopier: (202) 371-6279

          (b)  If to Seller to:

               Carson Chen
               President
               West Coast United Broadcasting Co.
               1550 Bryant Street, Suite 850
               San Francisco, California 94103
               Telecopier: (415) 863-3998

     with copies to:

               John G. Young, Esq.
               Young, deNormandie & Oscarsson
               1191 Second Avenue, Suite 1901
               Seattle, Washington 98101
               Telecopier: (206) 623-6923

KCNS Asset Purchase Agreement - Page 72
                                      and

                    R. Clark Wadlow, Esq.
                    Sidley & Austin
                    1722 Eye Street N.W.
                    Washington, D.C. 20006

or at such other address as either party shall specify by notice to the other.

          23.  Survival of Representations and Warranties, Indemnification.
               -----------------------------------------------------------

               (a) The several representations and warranties of the parties contained in this Agreement (or in any document delivered in connection herewith) shall be deemed to have been made on the date of this Agreement and on the Closing Date, shall be deemed to be material and to have been relied upon by Buyer or Seller, as the case may be, notwithstanding any investigation made by Buyer or Seller, shall survive the Closing Date and, except as otherwise specifically provided in this Agreement, shall remain operative and in full force and effect for a period of two years following the Closing Date, except as to any matters with respect to which a bona fide written claim shall have been made or an action at law or in equity shall have commenced before such date, in which event survival shall continue (but only with respect to, and to the extent of, such claim) until the final resolution of such claim or action, including all applicable periods for appeal; provided, however, that the representations and warranties contained in Sections 4.4 and 4.17 shall continue for a period of 4 years following the Closing Date and the

KCNS Asset Purchase Agreement - Page 73
                    representations and warranties relating to Taxes and ERISA and the representations and warranties contained in Section 4.12, shall survive for the periods equal to the applicable statute of limitations on assessment and collection relating to claims with respect thereto.

               (b) Seller shall indemnify and hold Buyer and its affiliates, officers, directors, stockholder, employees, agents and successors and assigns harmless from and against:

                    (i) any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) arising out of or resulting from any inaccuracy, misrepresentation or breach of any representation, warranty, covenant or agreement of Seller under this Agreement, or any obligation or liability of Seller other than the Assumed Obligations, provided Buyer shall have given prompt written notice to Seller of such breach and an opportunity to defend any claim, demand, action, suit, proceeding or other asserted liability; and

                    (ii) any and all liabilities of the Station and Seller (other than the Assumed Obligations), including any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including legal and other expenses incident thereto), resulting from any causes of action or claims of any kind

KCNS Asset Purchase Agreement - Page 74
               asserted by unrelated third parties arising from actions or omissions of Seller or the Station prior to the Closing Date; subject to the condition that Buyer shall have given Seller prompt written notice of, and an opportunity to defend, any and all such asserted liabilities.

     In addition to the indemnification provided in Section 23(b) hereof, and notwithstanding the disclosure of any matters on Schedule 4.17 hereof, Seller shall indemnify, defend and hold Buyer and its directors, officers, employees, agents, stockholders harmless from and against any and all Environmental Liabilities that may be imposed upon or incurred by Buyer arising out of or in connection with: (i) any and all Environmental Conditions, known or unknown, existing on or prior to the Closing Date on, at, or underlying the real property leasehold interests, (ii) any acts or omissions of the Seller relating to the ownership or operation of the real property on or prior to the Closing Date,
(iii) the handling, storage, treatment or disposal or any Hazardous Materials generated by Seller on or prior to the Closing Date, and (iv) any breach by Seller of any representation or warranty contained in Section 4.17 hereof; provided, however, that for the purpose of this paragraph 23(b), all such
--------  -------
representations, warranties, covenants, and agreements of Sellers as set forth in Section 4.17 shall be deemed to have been made without any qualification as to materiality or knowledge. This environmental indemnification shall survive the term of this Agreement.

     This indemnity agreement in this Section 23(b) shall be in addition to any liability which Seller may incur to Buyer and shall not foreclose any other rights or remedies Buyer

KCNS Asset Purchase Agreement - Page 75
may have to enforce the provisions of this Agreement.

               (c) Buyer shall indemnify and hold Seller and its affiliates, officers, directors, stockholders, employees, agents and successors and assigns harmless from and against:

                    (i) any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) arising out of or resulting from any inaccuracy, misrepresentation or breach of any representation, warranty, covenant or agreement of Buyer under this Agreement, provided Seller shall have given prompt written notice to Buyer of such breach and an opportunity to defend any claim, demand, action, suit, proceeding or other asserted liability; and

                    (ii) any and all liabilities of the Station and of Buyer, including any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses (including legal and other expenses incident thereto), resulting from causes of action or claims of any kind asserted by unrelated third parties arising from actions or omissions of Buyer or the Station on or after the Closing Date; subject to the condition that Seller shall have given

KCNS Asset Purchase Agreement - Page 76

                           Buyer prompt written notice of, and an opportunity to defend, any and all such asserted liabilities.

          The indemnification provided for in this Section 23(c) shall apply to all losses and liabilities, as described in subparts (i) and (ii) above, of any amount claimed under this Section 23(c) from and after the point such a single loss or liability or an aggregate of several such losses and/or liabilities exceeds Twenty Five Thousand Dollars ($25,000); except that this limitation on the indemnification obligation of Buyer shall not apply to any amount owed by Buyer to Seller in connection with the adjustment amount described in Section 13.

          This indemnity agreement in this Section 23(c) shall be in addition to any liability which Buyer may incur to Seller or Stockholder and shall not foreclose any other rights or remedies Seller may have to enforce the provisions of this Agreement.

               (d)  Indemnification Procedure.
                    -------------------------

                    (i) If at any time a party entitled to indemnity hereunder (the "Indemnitee") shall receive notice of any state of facts that may result in a loss or liability of the type described in Sections 23(b)(i), 23(b)(ii) or 23(c)(i) or 23(c)(ii) (a "Loss"), the
                           Indemnitee shall promptly give written notice (a "Notice of Claim") to the parties obligated to provided indemnity hereunder (the "Indemnitor") of the discovery of such potential or actual Loss. A Notice of Claim shall set forth (A) a brief description of the nature of the potential or actual Loss, and (B) the total

KCNS Assets Purchase Agreement - Page 77
                           amount of Loss anticipated (including any costs or expenses which have been or may be reasonably incurred in connection therewith). Upon receipt of a Notice of Claim, Indemnitor may elect to cure the occurrence of the event resulting in the Loss (the "Event of Loss") within thirty (30) days after the date of receipt of the Notice of Claim, or if such cure cannot be effected within such thirty (30) day period, diligently proceed to effect such cure. If such cure cannot be effected, payment of the amount of Loss due the Indemnitee as set forth in a Notice of Claim shall be made by Indemnitor no later than the thirtieth (30th) day after the date of the Notice of Claim (or such later date as the Indemnitor receives written notice that an actual Loss has occurred) unless the provisions of subsection 23(d)(ii) or (iii) are applicable thereto. The Indemnitee's failure to give prompt notice or to provide copies of documents or to furnish relevant data shall not constitute a defense (in whole or in part) to any claim by the Indemnitee against the Indemnitor for Indemnification, except and only to the extent that such failure shall have caused or increased such liability or adversely affected the ability of the Indemnitor to defend against or reduce its liability.

KCNS Asset Purchase Agreement - Page 78

                    (ii) If the Indemnitor shall reject any Loss as to which a Notice of Claim is sent by the Indemnitee, the Indemnitor shall give written notice of such rejection to the Indemnitee within thirty (30) days after the date of receipt of the Notice of Claim.

                    (iii) If any Notice of Claim relates to any claim made against an Indemnitee by a third person, the Notice of Claim shall state the nature, basis and amount of such claim. The Indemnitor shall have the right, at its election, by written notice given to the Indemnitee, to assume the defense of the claim as to which such notice has been given. Except as provided in the next sentence, if the Indemnitor so elects to assume such defense, it shall diligently and in good faith defend such claim and shall keep the Indemnitee reasonably informed of the status of such defense, and the Indemnitee shall cooperate fully with the Indemnitor in the defense of such claim, provided that in the case of any settlement providing for remedies other than monetary damages for which indemnification is provided, the Indemnitee shall have the right to approve the settlement, which approval shall not be unreasonably withheld or delayed. If the Indemnitor does not so elect defend any claim as aforesaid or shall fail to defend any claim diligently and in good faith (after having so elected), the

KCNS Asset Purchase Agreement-Page 79

                           Indemnitee may assume the defense of such claim and take such other action as it may elect to defend or settle such claim as it may determine in its reasonable discretion, provided that the Indemnitor shall have the right to approve any settlement, which approval will not be unreasonably withheld or delayed.

     24.  Confidentiality.  Prior to Closing, Buyer and its officers, employees,
          ---------------
agents and representatives shall not use for its or their own benefit and shall hold in strictest confidence and shall not disclose, any data or information relating to Seller or the Station (the "Seller's Information") obtained from Seller or from any of its officers, directors, employees, shareholders, agents or representatives in connection with this Agreement, except for data or information which Buyer has also obtained from any person not connected in any way to Seller, or which is generally known to the public. If the transaction contemplated by this Agreement shall not be consummated for any reason, Buyer shall return to Seller all data and information, and any other written or recorded material obtained by Buyer from Seller in connection with this Agreement, and all copies, transcripts, tapes, summaries, extracts or abstracts thereof or therefrom, and shall not disclose any of Seller's Information to any third party whatsoever. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that Buyer may disclose the Seller's Information to Buyer's directors, officers, employees, affiliates and representatives including, without limitation, financial advisors, attorneys and accountants, in connection with (a) the transactions contemplated hereby, (b) any financing, including, without limitation, any private or public

KCNS Asset Purchase Agreement - Page 80
offering of the securities of Buyer or any affiliate thereof and (c) as may be required by applicable law.

     25.  Costs, Expenses, etc. Experts as otherwise specifically set forth
          --------------------
herein, each of the parties hereto shall bear all costs and expenses incurred by it in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein, including the fees and expenses of counsel, accountants and consultants, whether or not such transactions shall be consummated, and shall not be entitled to any reimbursement therefor from the other party. All sales, transfer, conveyance, recordation, filing or use taxes, fees or assessments, motor vehicle transfer taxes or other fees applicable to, imposed upon, or arising out of the sale assignment, conveyance and transfer to Buyer of the Broadcasting Assets as contemplated by this Agreement shall be paid by Buyer.

     26.  Future Operations.
          -----------------

     (a) Seller agrees that it will not, directly or indirectly, for a period of five years from the Closing Date, own more than a three percent interest in, manage or operate any television broadcast station or cable pay per view television service which serves the metropolitan San Francisco area.

     (b)  Seller agrees and warrants that the covenants contained in this
          Section 26 are reasonable, that valid consideration has been and will be received therefor and that the agreements set forth herein are the result of arms-length negotiation between the parties hereto.

     (c) Seller acknowledges and agrees that in the event of any violation of the

KCNS Asset Purchase Agreement - Page 81
                    covenant contained in this Section 26, Buyer's damages will be difficult to ascertain and its remedy at law will be inadequate. Accordingly, Seller agrees that, in addition to such remedies as Buyer may have available to it, to obtain in any court of competent jurisdiction, Buyer shall be entitled to specific performance of one or more of Seller's obligation under this Agreement and to an injunction to prevent any continuing or threatened violation of any provision of the Agreement. The seeking or obtaining by Buyer of such injunctive relief shall not foreclose or in any way limit the right of Buyer to obtain a money judgment against Seller for any damage to Buyer that may result from any breach by Seller of any provision of this Agreement.

               (d)  If any of the provisions of or covenants contained in this
                    Section 26 is hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any of the provisions of or covenants contained in this Section 26 is held to be unenforceable in any jurisdiction because of the duration or geographic scope and in all other respects, the parties agree that any court making such determination shall have the power to reduce the duration or geographic scope of such provision or covenant and, in its reduced form, said provision or covenant shall be enforceable; provided,
                                                                --------
                    however, that the determination of
                    -------

KCNS Asset Purchase Agreement - Page 82
          such court shall not affect the enforceability of this Section 26 in any other jurisdiction.

     27.  Bulk Sales Law.  Buyer waives compliance by Seller with the provisions
          --------------
of bulk sales and similar laws applicable to this transaction, if any; provided, however, that any loss, liability, obligation or cost suffered by Buyer as a result of the failure by Seller to comply therewith shall be borne by Seller and that Seller shall indemnify and hold Buyer harmless therefrom. Notwithstanding any other provision of this Agreement, the covenants and agreements contained in this Section 27 shall survive the Closing Date for the period equal to the applicable statute of limitations relating to claims with respect thereto.

     28.  Headings and Entire Agreement. The section and subsection headings do
          -----------------------------
not constitute any part of this Agreement and are inserted herein for convenience of reference only. Except for that certain Non-Disclosure Agreement dated on or about June, 1996 between Buyer and Seller (the "Non-Disclosure Agreement"), this Agreement, together with the Exhibits and Schedules hereto and the Escrow Agreement embody the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties relating to the subject matter hereof and thereof. It may not be amended, modified or changed orally, but only in writing signed by the party against whom enforcement of any amendment, modification, change, waiver, extension or discharge is sought. To the extent that any of the provisions of this Agreement, the Escrow Agreement and the Non-Disclosure Agreement conflict or are inconsistent, the provisions of this Agreement shall apply.

KCNS Asset Purchase Agreement-Page 83

     29.  Government Filings.  Within thirty (30) days of the date of this
          ------------------
Agreement, and in no event later than August 15, 1996, each party shall make or cause to be made any and all filings which are required under the Antitrust Act with respect to the transactions contemplated by this Agreement, and shall cooperate in the taking of all steps that are necessary, proper or desirable to expedite the preparation and filing of such notification and the furnishing of all information required in connection therewith.

     30.  Waiver.  No waiver of a breach of, or default under, any provision of
          ------
this Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

     31.  Binding Effect and Assignment.  This Agreement shall be binding upon
          -----------------------------
and shall inure to the benefit of the parties. Neither this Agreement nor any obligation hereunder shall be assignable except with the prior written consent of the other parties; provided, however, that Buyer may assign this Agreement or any of its rights and obligations hereunder to any wholly-owned subsidiary of Buyer without the prior written consent of Seller. Neither party assumes any duty hereunder to any other person or entity, and this Agreement shall operate exclusively for the benefit of the parties hereto and their permitted assigns not for the benefit of any other person or entity.

     32.  Applicable Law.  This Agreement shall be governed by and interpreted
          --------------
in accordance with the laws of the State of California, other than the conflicts of laws principles thereof.

     33.  Severability.  In the event that any term or provision of this
          ------------
Agreement is

KCNS Asset Purchase Agreement - Page 84
determined to be void, unenforceable or contray to law, the remainder of this Agreement shall not be affected and shall remain in full force and effect, provided that such continuation would not materially diminish the benefits of or rights under this Agreement for any party.

     34.  Counterparts. This Agreement may be executed in several counterparts,
          ------------
each of which, when so executed and delivered, shall be deemed an original, but all of which taken together shall constitute one agreement.

     35.  Attorneys Fees. In the event that a dispute arises concerning the
          --------------
interpretation or enforcement of any provision of this Agreement and any party refers that dispute to an attorney for resolution, the prevailing party in such dispute shall be entitled to recover its costs, including attorneys fees, incurred in connection therewith, whether or not litigation is actually commenced.


KCNS Assets Purchase Agreement - Page 85

     IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed, sealed and delivered in its name and on its behalf, all as of the date and year first above written.

WITNESS:                           RAMCAST CORP.

     ????????????                  BY: /s/ Barbara Laurence
--------------------------            ---------------------------------
                                        Barbara Laurence
                                   Its President

WITNESS:                           WEST COAST UNITED BROADCASTING CO.

     ?????????????                 BY: /s/ Carson Chen
-----------------------------         --------------------------------
                                        Carson Chen
                                   Its President

KCNS Asset Purchase Agreement - Page 86

Schedule       Description                               Section
--------       -----------                               -------
                                                         Reference
                                                         ---------
1.1(a)         Real Property Leasehold Interests         1.1(a)
1.1(b)(1)      Inventory of Personal Property            1.1(b)
1.1(b)(2)      Inventory of Leased Personal Property     1.1(b)
1.1(c)         Inventory of Contract, Agreements         1.1(c)
                         and Leases
1.1(d)         Authorizations                            1.1(d)
1.1(e)         Tradenames, Trademarks, Service Marks     1.1(e)
                         Copyrights and Patents
1.8            Excluded Property                         1.8
4.5            Condition of Broadcasting Assets          4.5(a)
4.9(a)         Special Employee Compensation             4.9(a)
4.9(b)         Station Employees                         4.9(d)
4.9(c)         Labor Controversies                       4.9(d)
4.9(d)         Collective Bargaining Agreement           4.9(e)
4.10           Financial Statements                      4.10
4.11           Insurance                                 4.11
4.12           Litigation                                4.12
4.15           Taxes                                     4.15
4.17(b)        Environmental Litigation                  4.17(b)
6              Cable Companies That Carry KCNS           6
9.2(d)(1)      Promissory Note                           9.2(d)
9.2(d)(2)      Guaranty                                  9.2(d)

WEST COAST UNITED BROADCASTING CO.
SCHEDULE NUMBER:    1.1(a)                   REAL PROPERTY LEASEHOLD INTERESTS
                                             ----------------------------------

REAL PROPERTY LEASES:

LESSOR                                       PROPERTY LOCATION
------                                       -----------------

HAMM'S BUILDING ASSOCIATES                   1550 BRYANT STREET
1550 BRYANT STREET                           SAN FRANCISCO, CA 94103
SAN FRANCISCO, CA 94103

     a) West Coast United Broadcasting Co. entered into and is operating under a verbal lease agreement with the lessor for the lease of suites 740, 748 and storage space 315 as referenced in the Lease Extension Agreement dated January 27, 1995.

     b) West Coast United Broadcasting Co. entered into and is operating under a written lease agreement for suite 775 dated March 10, 1992, which was modified and extended by the Lease Extension Agreement dated January 27, 1995.


     c) West Coast United Broadcasting Co. entered into and is operating under a written lease agreement for suite 850 dated August 2, 1989, extended in 1991, 1993 and by the Lease Extension Agreement dated January 27, 1995.

     d) West Coast United Broadcasting Co. entered into and is operating under a verbal lease with lessor to maintain and operate two roof top satellite dishes.

SUTRO TOWER, INC.                       ONE LA AVANZADA
250 PALO ALTO AVENUE                    SAN FRANCISCO, CA
SAN FRANCISCO, CA 94114

     a) Written lease agreement date March 1, 1995

WEST COAST UNITED BROADCASTING CO.
SCHEDULE NUMBER:    1.1(b)(1)             INVENTORY OF PERSONAL PROPERTY
                                          ------------------------------

               Attached is the inventory schedule of personal property.

01-Jul-96                              2


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Data Taken:  1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Asset         Asset        Serial
--------------------------------------------------------------------------------
               Description             Location       Number       Number
--------------------------------------------------------------------------------
----------------                     ------        ------       ------
--------------------------------------------------------------------------------
486 1GB Opti Gold (File Server)      0             29
--------------------------------------------------------------------------------
HP Laserjet 4si MX Printer           0             30
--------------------------------------------------------------------------------
Executive Desk (3)                   0             31A-C
--------------------------------------------------------------------------------
Credenza (2)                         0             32A-B
--------------------------------------------------------------------------------
Desk Chairs (grey (4)                0             33A-D
--------------------------------------------------------------------------------
Office Chairs                        0             34A-D
--------------------------------------------------------------------------------
File Cabinets (3) Grey               0             35A-C
--------------------------------------------------------------------------------
Wood Lateral File Drawers (2)        0             36A-B
--------------------------------------------------------------------------------
Computer Table                       0             37
--------------------------------------------------------------------------------
Mac Classic Computer                 0             38           BCGMD42D
--------------------------------------------------------------------------------
Bookshelf (4 shelf)                  0             40
--------------------------------------------------------------------------------
Glass Table                          0             41
--------------------------------------------------------------------------------
Samsun TV 19"                        0             42
--------------------------------------------------------------------------------
Panasonic TV 19"                     0             43
--------------------------------------------------------------------------------
                                     0             45A-C
--------------------------------------------------------------------------------
File Cabinets 2 drawer (5)           0             46A-E
--------------------------------------------------------------------------------
Large Exec Desk Chairs (blk) (2)     0             47A-B
--------------------------------------------------------------------------------
Desk Chair Black                     0             49
--------------------------------------------------------------------------------
Desk Chairs Grey (3)                 0             50A-C
--------------------------------------------------------------------------------
Desk Chair Burgundy                  0             51
--------------------------------------------------------------------------------
Office Chairs-Grey (3)               0             52A-D
--------------------------------------------------------------------------------
Desk (3)                             0             53A-C
--------------------------------------------------------------------------------
Computer Desk                        0             54
--------------------------------------------------------------------------------
FAX Machine (Sales)                  0             55
--------------------------------------------------------------------------------
Copy Machine-Xerox (Sales)           0             56
--------------------------------------------------------------------------------
Lamp                                 0             57
--------------------------------------------------------------------------------
Wall Divider (5)                     0             58A-E
--------------------------------------------------------------------------------
IPC 386 Computer                     0             59           Mary-Traffic
--------------------------------------------------------------------------------

01-Jul-96                               3


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*             FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------
                                Asset    Asset    Serial
--------------------------------------------------------------------------------
               Description    Location  Number    Number
--------------------------------------------------------------------------------
--------------------          -------   ------    ------
--------------------------------------------------------------------------------
386 Computer Compaq ProLinea  30        60        3/5253
--------------------------------------------------------------------------------
Large Exec Chair Blk           0        61
--------------------------------------------------------------------------------
Large Exec Chair Grey (2)      0        62A-B
--------------------------------------------------------------------------------
Lateral file cabinet 2 drawer  0        63
--------------------------------------------------------------------------------
Mac Classic Computer           0        65        E11492WMO43LL/?
--------------------------------------------------------------------------------
4 Drawer file cabinet          0        70
--------------------------------------------------------------------------------
Blk Leather Exec Chair (Jack)  0        71
--------------------------------------------------------------------------------
VGA Monitor (Used) Mary        0        72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

01-Jul-96                              1


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE:  (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Asset       Asset       Serial
--------------------------------------------------------------------------------
           Description           Location    Number      Number
--------------------------------------------------------------------------------
---------------                 -----       -----       -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Engineering
--------------------------------------------------------------------------------
Monterey 100C Satellite Receive (E          1           951102/953494
--------------------------------------------------------------------------------
Color Receiver Panasonic 1381    E          2           F89140064
--------------------------------------------------------------------------------
Color Receiver Panasonic 1381    E          3           MB02220099
--------------------------------------------------------------------------------
Video DA-Crest CDA-5             E          4
--------------------------------------------------------------------------------
Switcher Teknec PSW-6            E          5
--------------------------------------------------------------------------------
Henry Audio Match Box            E          6
--------------------------------------------------------------------------------
Tannoy Speaker                   E          9
--------------------------------------------------------------------------------
Remote Control, Sony RM440       E          10          18115
--------------------------------------------------------------------------------
VCR Sony VO-9850                 E          11          73898
--------------------------------------------------------------------------------
VCR Sony VP-5000                 E          12A         56730
--------------------------------------------------------------------------------
VCR Sony VP-5000                 E          12B         55910
--------------------------------------------------------------------------------
VCR Sony VP-5800                 E          13          16951
--------------------------------------------------------------------------------
TV/Monitor JVC CX-60US           E          14
--------------------------------------------------------------------------------
Printer LX-810 Epson             E          15
--------------------------------------------------------------------------------
B/W Monitor Packard Bell         E          16
--------------------------------------------------------------------------------
IBM XT PC                        E          17
--------------------------------------------------------------------------------
Two Drawer Cabinet               E          18
--------------------------------------------------------------------------------
Time MT-90                       E          19
--------------------------------------------------------------------------------
Desks (2)                        E          20
--------------------------------------------------------------------------------
Chairs (4)                       E          21
--------------------------------------------------------------------------------
Satellite Desk                   E          22
--------------------------------------------------------------------------------
Color Monitor Hyundai            E          24
--------------------------------------------------------------------------------
PC 286 Tech-1000                 E          25          B9041381
--------------------------------------------------------------------------------
Hand Truck                       E          27
--------------------------------------------------------------------------------
GVG 10XL Switcher                E          29
--------------------------------------------------------------------------------
BCR Sony BVU-900                 E          30          56733        Not Working
--------------------------------------------------------------------------------

01-Jul-96                              2


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE:  (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Asset       Asset       Serial
--------------------------------------------------------------------------------
           Description           Location    Number      Number
--------------------------------------------------------------------------------
---------------                 -----       -----      -----
--------------------------------------------------------------------------------
BCR Sony, BVU-800               E           31                    Not Working
--------------------------------------------------------------------------------
Tennsco Metal Cabinet           E           32
--------------------------------------------------------------------------------
Wooden Shelf                    E           33
--------------------------------------------------------------------------------
5 ft Table                      E           34
--------------------------------------------------------------------------------
Book Shelf                      E           35
--------------------------------------------------------------------------------
Wooden Shelf                    E           36
--------------------------------------------------------------------------------
Book Shelf                      E           37
--------------------------------------------------------------------------------
TV Signal Generator Leander-400 E           38         8080961
--------------------------------------------------------------------------------
Audio Amp Video Tek APM2RS      E           39
--------------------------------------------------------------------------------
Vectorscope Tek 500A            E           40
--------------------------------------------------------------------------------
Color Monitor Panasonic 5702    E           41
--------------------------------------------------------------------------------
Generator-Audio Precision       E           43         PIP-OOOOL
--------------------------------------------------------------------------------
Signal Generator Tek 149A       E           49
--------------------------------------------------------------------------------
DC Power Supply Sorenson        E           50
--------------------------------------------------------------------------------
STL Microwave Transmitter       E           53         205359
--------------------------------------------------------------------------------
STL Microwave Transmitter       E           54         205360
--------------------------------------------------------------------------------

01-Jul-96                              1


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE:  (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Asset       Asset       Serial
--------------------------------------------------------------------------------
           Description           Location    Number      Number
--------------------------------------------------------------------------------
---------------                 -----       -----      -----
--------------------------------------------------------------------------------
Camera-JVC KY-25                P           1A           11751325
--------------------------------------------------------------------------------
Camera-JVC KY-25                P           1B           15550888
--------------------------------------------------------------------------------
Camera-JVC KY-25                P           1C           15550891
--------------------------------------------------------------------------------
Tripod-Bogen                    P           2
--------------------------------------------------------------------------------
Tripod-O'Connor                 P           3
--------------------------------------------------------------------------------
Tape Deck-Sony PVV-1            P           4A              11227
--------------------------------------------------------------------------------
Camera Sony TXC573              P           4B              13221
--------------------------------------------------------------------------------
Camera Case Sony                P           5
--------------------------------------------------------------------------------
Batt. Chrgr-JVC AA G104         P           6            07550081
--------------------------------------------------------------------------------
Batt. Chrgr-Sony BC-1WA         P           7           13087
--------------------------------------------------------------------------------
Lamp Case Lowel                 P           8
--------------------------------------------------------------------------------
Tripod Sachtler                 P           9
--------------------------------------------------------------------------------
Tripod-Manfyotto                P           10
--------------------------------------------------------------------------------
Monitor-Panasonic 1330          P           11A         UG3541132
--------------------------------------------------------------------------------
Monitor-Panasonic 1330          P           11B          UG434624
--------------------------------------------------------------------------------
Monitor-Panasonic 1330          P           11C         UG4344723
--------------------------------------------------------------------------------
Intercom/Clearcom RM-120A       P           12             519678
--------------------------------------------------------------------------------
Audio DA Technica AT-4033       P           13
--------------------------------------------------------------------------------
Stand-Mike Atlas                P           14
--------------------------------------------------------------------------------
Fire Extinguisher               P           15
--------------------------------------------------------------------------------
Tables-Small (Tea)              P           16
--------------------------------------------------------------------------------
Cabinet-Steel Storage           P           17
--------------------------------------------------------------------------------
Camera Cases (2)                P           18
--------------------------------------------------------------------------------
Bookcases (2)                   P           19
--------------------------------------------------------------------------------
Book cases/Metal (2)            P           20
--------------------------------------------------------------------------------
Screens/Studio Props (2)        P           21
--------------------------------------------------------------------------------
Chairs/Studio Props (2)         P           22             (2)-Stations (2)-Leos
--------------------------------------------------------------------------------
Stool Set (Studio/Props) (3)    P           23
--------------------------------------------------------------------------------

01-Jul-96                              2


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE:  (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Asset       Asset       Serial
--------------------------------------------------------------------------------
           Description           Location    Number      Number
--------------------------------------------------------------------------------
---------------                 -----       -----       -----
--------------------------------------------------------------------------------
Portable Table (studio)         P           24
--------------------------------------------------------------------------------
Lapel mikes (2)                 P           25
--------------------------------------------------------------------------------
Lamp-Colortrain Berkeley        P           26
--------------------------------------------------------------------------------
Table-Studio                    P           27
--------------------------------------------------------------------------------
Table Anchor Studio             P           28
--------------------------------------------------------------------------------
Ladders Studio                  P           29
--------------------------------------------------------------------------------
Small Bookcases (3)             P           30
--------------------------------------------------------------------------------
Lamps Loweltoya (2)             P           35
--------------------------------------------------------------------------------
Lamp OMNI                       P           36
--------------------------------------------------------------------------------
Stand-Cue (Studio)              P           37
--------------------------------------------------------------------------------
Curtain Holders (studio) (2)    P           38
--------------------------------------------------------------------------------
Chairs Portable Cloth (3)       P           39
--------------------------------------------------------------------------------
Tripod Case                     P           40
--------------------------------------------------------------------------------
Tape Deck VO 6800               P           41             11447
--------------------------------------------------------------------------------
Lamp Lowell                     P           42
--------------------------------------------------------------------------------
Belt Batt Holder                P           43
--------------------------------------------------------------------------------
Camera Sony DXC-M3A             P           44             90074
--------------------------------------------------------------------------------
CAmera Adapter Sony CM8-7       P           45A           313957
--------------------------------------------------------------------------------
Camera Adapter Sony DC-8        P           45B            17972
--------------------------------------------------------------------------------
Mike EV 635-A/B (2)             P           46
--------------------------------------------------------------------------------
Flower Pots (Studio) (2)        P           47
--------------------------------------------------------------------------------
Chinese Laquer Jar              P           48
--------------------------------------------------------------------------------
Vacuum Cleaner                  P           49
--------------------------------------------------------------------------------
Chairs Vinyl (Studio) (4)       P           50
--------------------------------------------------------------------------------
Mike Sony ECM 672               P           51
--------------------------------------------------------------------------------
Mike Sony EC55B (4)             P           52
--------------------------------------------------------------------------------
Tool Box                        P           53
--------------------------------------------------------------------------------
Stand Mike Short                P           54
--------------------------------------------------------------------------------

01-Jul-96                              3



West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*              FINAL
--------------------------------------------------------------------------------
LOCATION CODE:  (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------
                                        Asset         Asset      Serial
--------------------------------------------------------------------------------
          Description                 Location        Number     Number
--------------------------------------------------------------------------------
------------                         -----          -----      -----
--------------------------------------------------------------------------------
Tape Deck Sony V09800                P              55A            13877
--------------------------------------------------------------------------------
Tape Deck Sony V09800                P              55B            78217
--------------------------------------------------------------------------------
Tape Deck Sony V09800                P              55C            75361
--------------------------------------------------------------------------------
Tape Deck Sony V09850                P              56A            75536
--------------------------------------------------------------------------------
Tape Deck Sony V09850                P              56B            78867
--------------------------------------------------------------------------------
Tape Deck Sony V09850                P              56C            78854
--------------------------------------------------------------------------------
Tape Deck Sony V09850                P              56D            13556
--------------------------------------------------------------------------------
Remote Control Sony RM450            P              57A            78679
--------------------------------------------------------------------------------
Remote Control Sony RM450            P              57B            78609
--------------------------------------------------------------------------------
VHS Tape Deck JVC BR-8600U           P              58         178102216
--------------------------------------------------------------------------------
VHS Tape Deck JVC BP-8600U           P              59          16811325
--------------------------------------------------------------------------------
Remote Control JVC RM-86U            P              60          09052526
--------------------------------------------------------------------------------
Table-Edit                           P              61
--------------------------------------------------------------------------------
Table Editing (2)                    P              62
--------------------------------------------------------------------------------
Cassette Storage (8)                 P              63
--------------------------------------------------------------------------------
Rack-Wood                            P              65
--------------------------------------------------------------------------------
Table-Production                     P              66
--------------------------------------------------------------------------------
Tape Deck Sony PVW2800               P              68A            12571
--------------------------------------------------------------------------------
Tape Deck Sony PVW2800               P              68B            12597
--------------------------------------------------------------------------------
TBC Hotronics                        P              69
--------------------------------------------------------------------------------
Gen. Lock Sigma CSG 300              P              70           1078132
--------------------------------------------------------------------------------
Gen. Lock Horita CSG RM50            P              71         CS3121500
--------------------------------------------------------------------------------
Remote control Sony PVE500           P              72            701579
--------------------------------------------------------------------------------
Monitor Sony PVM1342                 P              73A           202789
--------------------------------------------------------------------------------
Monitor Sony PVM1342                 P              73B
--------------------------------------------------------------------------------
Monitor 3 B/W Panasonic              P              74
--------------------------------------------------------------------------------
Waveform Leader 5860-A               P              75           3041040
--------------------------------------------------------------------------------
Vector Scope leader 5850-B           P              76           3120281
--------------------------------------------------------------------------------

01-Jul-96                              4


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*              FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
              (T)-Tower-Blue, (O)= Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Asset          Asset        Serial
--------------------------------------------------------------------------------
               Description            Location        Number       Number
--------------------------------------------------------------------------------
-----------------                   ------          -----        -----
--------------------------------------------------------------------------------
Switcher Panasonic 1X5              P               77
--------------------------------------------------------------------------------
Clearcom Main Station               P               78
--------------------------------------------------------------------------------
Camera Remote JVC RMP-200 (2)       P               79           14551016/105507
--------------------------------------------------------------------------------
GLI 486 Computer                    P               80
--------------------------------------------------------------------------------
Keyboard                            P               81
--------------------------------------------------------------------------------
Monitor KFC Graphics                P               82           )50154507A
--------------------------------------------------------------------------------
Graphics Hdwr-Alladin               P               83             AEI-11768
--------------------------------------------------------------------------------
Speaker Realistic (2)               P               85
--------------------------------------------------------------------------------
Audio Board BIAMP                   P               86            811536
--------------------------------------------------------------------------------
CD Player Technics                  P               87
--------------------------------------------------------------------------------
Audio DA Merill (2)                 P               88
--------------------------------------------------------------------------------
Speakers - TAnoy (3)                P               91
--------------------------------------------------------------------------------
Video DA (2)                        P               92
--------------------------------------------------------------------------------
Chairs Office (4)                   P               93
--------------------------------------------------------------------------------
Cassette Storage (2)                P               94
--------------------------------------------------------------------------------
Rack 5 feet                         P               95
--------------------------------------------------------------------------------
Table F/X MAC                       P               96
--------------------------------------------------------------------------------
Table Audio                         P               97
--------------------------------------------------------------------------------
Table Portable Edit                 P               98
--------------------------------------------------------------------------------
Air Conditioner Movin Cool          P               99
--------------------------------------------------------------------------------
Computer MAC II CI                  P               100
--------------------------------------------------------------------------------
Hard Disk MAC                       P               101
--------------------------------------------------------------------------------
FX Digital Graphics                 P               102
--------------------------------------------------------------------------------
Printer MAC                         P               103
--------------------------------------------------------------------------------
Monitor Sony 4-368                  P               104
--------------------------------------------------------------------------------
Monitor Sony Trinitron              P               105
--------------------------------------------------------------------------------
Keyboard MAC                        P               106
--------------------------------------------------------------------------------
Aphex Audio                         P               107
--------------------------------------------------------------------------------

01-Jul-96                              5


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*             FINAL
--------------------------------------------------------------------------------
LOCATION CODE:  (P)=PRODUCTION-Red, (E)= ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Gm/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Asset        Asset       Serial
--------------------------------------------------------------------------------
          Description                  Location      Number      Number
--------------------------------------------------------------------------------
------------                         ------         -----       -----
--------------------------------------------------------------------------------
Cassette Play TASCAM 122             P              108
--------------------------------------------------------------------------------
CD Player TASCAM D401                P              109
--------------------------------------------------------------------------------
Audio TASCAM PB32                    P              110
--------------------------------------------------------------------------------
Video Patch Panel                    P              111
--------------------------------------------------------------------------------
Audio AMP PRO-1200                   P              112
--------------------------------------------------------------------------------
Audio Board Panasonic 4416           P              113
--------------------------------------------------------------------------------
Tape Deck PVW-2600                   P              114             11002
--------------------------------------------------------------------------------
Toaster Graphics                     P              115
--------------------------------------------------------------------------------
Monitor Commodore                    P              116
--------------------------------------------------------------------------------
Monitor Sony 1380                    P              117
--------------------------------------------------------------------------------
VHS Tape Deck Pansonic 7500A         P              118
--------------------------------------------------------------------------------
TV Emerson (2)                       P              119
--------------------------------------------------------------------------------
Tape Deck Sony 5800                  P              120             27189
--------------------------------------------------------------------------------
Tape Deck Sony 5850                  P              121             72444
--------------------------------------------------------------------------------
Remote Control Sony RM440            P              122             16115
--------------------------------------------------------------------------------
Microwave Oven                       P              126
--------------------------------------------------------------------------------
Storage Cabinet                      P              127
--------------------------------------------------------------------------------
Tape Deck Sony 5600                  P              128             18908
--------------------------------------------------------------------------------
Printer HP laser                     P              129
--------------------------------------------------------------------------------
Computer 486                         P              130
--------------------------------------------------------------------------------
Monitor-Computer                     P              131
--------------------------------------------------------------------------------
Keyboard                             P              132
--------------------------------------------------------------------------------
Monitor Panasonic S-702              P              133
--------------------------------------------------------------------------------
Timer Onron                          P              134
--------------------------------------------------------------------------------
Desks (5)                            P              136
--------------------------------------------------------------------------------
File Cabinet (4 drawers)             P              137
--------------------------------------------------------------------------------
Chairs Office (8)                    P              138
--------------------------------------------------------------------------------
Storage Cabinet                      P              139
--------------------------------------------------------------------------------

01-Jul-96                               6


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*             FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------
                                Asset    Asset    Serial
--------------------------------------------------------------------------------
               Description    Location  Number    Number
--------------------------------------------------------------------------------
-----------------             ------    ------    ------
--------------------------------------------------------------------------------
Copier Cannon                 P         140
--------------------------------------------------------------------------------
File Cabinet (small           P         141
--------------------------------------------------------------------------------
Sofa                          P         142
--------------------------------------------------------------------------------
Table-Coffee                  P         143
--------------------------------------------------------------------------------
Table cabinet 2 drawer        P         144
--------------------------------------------------------------------------------
Mirror                        P         145
--------------------------------------------------------------------------------
Racks equipment               P         147
--------------------------------------------------------------------------------
TBC Prime Image               P         148
--------------------------------------------------------------------------------
Singer 16mm Camera            p         149
--------------------------------------------------------------------------------
Shure Audio Mixer             P         150
--------------------------------------------------------------------------------
Genther TH-100 Telehybrid     P         151.00
--------------------------------------------------------------------------------

01-Jul-96                              1


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*               FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Asset         Asset         Serial
--------------------------------------------------------------------------------
          DESCRIPTION                 Location        Number         Number
--------------------------------------------------------------------------------
-----------                        -------         ------         ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Tower
--------------------------------------------------------------------------------
Combiner Remote Control MRC-1      T               1              41573
--------------------------------------------------------------------------------
Measurement Set V700A              T               2            B042259
--------------------------------------------------------------------------------
Frequency Counter HP53181A         T               3          348A00643
--------------------------------------------------------------------------------
TTC Transmitter                    T               4
--------------------------------------------------------------------------------
Sigma, Generator TSG-0199          T               5            B022178
--------------------------------------------------------------------------------
Transmitter Exciter 1              T               6
--------------------------------------------------------------------------------
TV Signal Demodulator 145-1        T               7           B0121195
--------------------------------------------------------------------------------
TV Monitor Sony PVM1342Q Mo        T               8            2014452
--------------------------------------------------------------------------------
Oscilloscope Tek 1718R             T               9
--------------------------------------------------------------------------------
Video Distribution Amplifier       T               10
--------------------------------------------------------------------------------
Video Distribution Amplifier-Tek   T               11          00643801
--------------------------------------------------------------------------------
RF Delay Line TTC                  T               12
--------------------------------------------------------------------------------
Transmitter Exciter 2              T               13
--------------------------------------------------------------------------------
Dielectric Dehydrator              T               14         21757-502
--------------------------------------------------------------------------------
Short Slant Equipment Rack         T               15
--------------------------------------------------------------------------------
Short Slant Equipment Rack         T               16
--------------------------------------------------------------------------------
Table-Lunch                        T               17
--------------------------------------------------------------------------------
Microwave Oven, GE                 T               19
--------------------------------------------------------------------------------
Refrigerator                       T               20
--------------------------------------------------------------------------------
Timecard Clock                     T               21
--------------------------------------------------------------------------------
2 Drawer File Cabinet              T               27
--------------------------------------------------------------------------------
Metal Book Shelf                   T               29
--------------------------------------------------------------------------------
Wooden Book Shelf                  T               30
--------------------------------------------------------------------------------
Metal Desk                         T               31
--------------------------------------------------------------------------------
Wooden Short Book Shelf            T               32
--------------------------------------------------------------------------------
Air Conditioner-Sanyo              T               33           0141724
--------------------------------------------------------------------------------

01-Jul-96                              2


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
              (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        ASSET   ASSET     SERIAL
--------------------------------------------------------------------------------
          DESCRIPTION                 LOCATION  NUMBER    NUMBER
--------------------------------------------------------------------------------
-----------                       --------      ----  ------
--------------------------------------------------------------------------------
Wooden Book Shelf                 T             34
--------------------------------------------------------------------------------
Small Book Shelf                  T             35
--------------------------------------------------------------------------------
Work Bench                        T             36
--------------------------------------------------------------------------------
TV Color Monitor, Barco           T             37
--------------------------------------------------------------------------------
TV Color Monitor, Barco           T             38
--------------------------------------------------------------------------------
TV Sync Generator Tek 110         T             39    LR-37158
--------------------------------------------------------------------------------
TV Equipment Short Rack           T             47
--------------------------------------------------------------------------------
Metal Cabinet                     T             48
--------------------------------------------------------------------------------
Watt Measurement Meter            T             62
--------------------------------------------------------------------------------
Engineering Tool Box              T             63
--------------------------------------------------------------------------------
Measurement Result Printer        T             65    1F8E333132
--------------------------------------------------------------------------------
Tektronix 145                     T             66
--------------------------------------------------------------------------------
Spectrum Analyzer Tek 2712        T             67    B022957
--------------------------------------------------------------------------------
Antenna Conbiner (MCI             T             69
--------------------------------------------------------------------------------
Chairs (8)                        T             70
--------------------------------------------------------------------------------
B/W Monitor, Panasonic            T             71    5Y103757-9
--------------------------------------------------------------------------------
GVG 10XL Video Switcher           T             72    0477
--------------------------------------------------------------------------------
EBS Receiver IFT0806              T             73    1060333
--------------------------------------------------------------------------------
Tape Deck, Sony VP-9000           T             74A   23828
--------------------------------------------------------------------------------
Tape Deck, Sony VP-9000           T             74B   23686
--------------------------------------------------------------------------------
Tape Deck, Sony VP-9000           T             74C   23830
--------------------------------------------------------------------------------
Tape Deck, Sony VP-9000           T             74D   23679
--------------------------------------------------------------------------------
Tape Deck, Sony VP-9000           T             74E   23678
--------------------------------------------------------------------------------
Tape Deck, Sony VO-9600           T             75    78189
--------------------------------------------------------------------------------
Tape Deck, Sony VO-9650           T             76    78859
--------------------------------------------------------------------------------
B/W Video Monitor, Pansonic       T             77    96101484-6
--------------------------------------------------------------------------------
Audio Distribution Amplifier FOR-AT             78    1930803
--------------------------------------------------------------------------------
Video 1X6 Switcher, NEG           T             80
--------------------------------------------------------------------------------

01-Jul-96                              3


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*                FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)=Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Asset          Asset         Serial
-------------------------------------------------------------------------------
               Description            Location       Number         Number
-------------------------------------------------------------------------------
-----------------                   -----          ----           -----
-------------------------------------------------------------------------------
Tape Deck, Sony VO-5850             T              81             28054
--------------------------------------------------------------------------------
Tape Deck, Sony VO-5000             T              82             55910
--------------------------------------------------------------------------------
Microwave STL Receiver              T              83             205362-3
--------------------------------------------------------------------------------
Tape Deck, Sony VO-5850             T              84             17353
--------------------------------------------------------------------------------
Audio Compressor, Limitor Orban     T              85             188176HB
--------------------------------------------------------------------------------
Waveform Monitor                    T              86A            11950510
--------------------------------------------------------------------------------
Waveform Monitor                    T              86B            11950511
--------------------------------------------------------------------------------
10XL Video Switcher, GVG            T              87             0484
--------------------------------------------------------------------------------
Video Main Board Switcher, GVG      T              88             0148
--------------------------------------------------------------------------------
Vertical Insert Test Signal, Tek    T              89
--------------------------------------------------------------------------------
TV Color Sync Generator, 6358       T              90
--------------------------------------------------------------------------------
Video Distribution Amplifier FOR-A  T              91             1930808
--------------------------------------------------------------------------------
Video Distribution Amplifier FOR-A  T              92             1930769
--------------------------------------------------------------------------------
B/W Video Monitor, Panasonic        T              93             96101493-5
--------------------------------------------------------------------------------
Time Base Corrector H-Tronic AP4    T              94A
--------------------------------------------------------------------------------
Time Base Corrector H-Tronic AP4    T              94B
--------------------------------------------------------------------------------
Time Base Corrector H-Tronic AP4    T              94C
--------------------------------------------------------------------------------
Time Base Corrector H-Tronic AP4    T              94D
--------------------------------------------------------------------------------
TBC, FOR-A 700                      T              95             3020142
--------------------------------------------------------------------------------
B/W Video Monitor, Panasonic        T              96
--------------------------------------------------------------------------------
TV Color Monitor PVM 1342Q          T              97A            2014593
--------------------------------------------------------------------------------
TV Color Monitor PVM 1342Q          T              97B            2014600
--------------------------------------------------------------------------------
Vectorscope, Tek 1730               T              98             B040925
--------------------------------------------------------------------------------
Waveform Monitor Tek 1720           T              99             B030048
--------------------------------------------------------------------------------
Audio Monitor, Belar TVM-101        T              101            230003
--------------------------------------------------------------------------------
Audio Monitor, Video Tek            T              102            06890115
--------------------------------------------------------------------------------
Waveform Monitor, Video Tek         T              103            B08881072
--------------------------------------------------------------------------------
Time Clock                          T              104
--------------------------------------------------------------------------------

01-Jul-96                              4


West Coast United Broadcasting Co.
--------------------------------------------------------------------------------
Furnitures & Equipment Inventory
--------------------------------------------------------------------------------
Date Taken: 1/5/96*      FINAL
--------------------------------------------------------------------------------
LOCATION CODE: (P)=PRODUCTION-Red, (E)=ENGINEERING-Wht,
--------------------------------------------------------------------------------
               (T)-Tower-Blue, (O)= Office-Grn/Yel
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*Updated for 1996 purchases through 6/27/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Asset      Asset             Serial
--------------------------------------------------------------------------------
     Description                      Location    Number            Number
--------------------------------------------------------------------------------
----------                         -------        ---            ------
--------------------------------------------------------------------------------
TV Color monitor, Sony             T              105A           2000525
--------------------------------------------------------------------------------
TV Color monitor, Sony             T              105B           2000731
--------------------------------------------------------------------------------
10XL Video/Audio Switcher, GVG     T              106            0329
--------------------------------------------------------------------------------
TBC, H-tronic                      T              107
--------------------------------------------------------------------------------
Tape Deck Controller, RM450        T              108            81411
--------------------------------------------------------------------------------
7' B/W Monitor                     T              109
--------------------------------------------------------------------------------
Character Generator 3M             T              110            0581
--------------------------------------------------------------------------------
3ft. ladder                        T              112
--------------------------------------------------------------------------------
Equipment Racks (4)                T              113
--------------------------------------------------------------------------------
Wooden Book shelf                  T              114
--------------------------------------------------------------------------------
Audio Speakers (2) Tanoy           T              115
--------------------------------------------------------------------------------
Air Conditioner Sanyo              T              116            0140424
--------------------------------------------------------------------------------
7ft Equipment Racks (3)            T              117
--------------------------------------------------------------------------------
Audio Speaker                      T              118
--------------------------------------------------------------------------------
Main Program Switcher, GVG         T              119            0150
--------------------------------------------------------------------------------
Audio Source Speakers (2)          T              120
--------------------------------------------------------------------------------
Small Table                        T              121
--------------------------------------------------------------------------------
Fire Extinguisher                  T              123
--------------------------------------------------------------------------------
Small Book Case                    T              127
--------------------------------------------------------------------------------
Tape Deck Controller RM440         T              128            23020
--------------------------------------------------------------------------------
Tape Deck, Sony BVU-900            T              129A           11919
--------------------------------------------------------------------------------
Tape Deck, Sony BVU-900            T              129B           11873
--------------------------------------------------------------------------------
Tape Deck, Sony BVU-950            T              130            16147
--------------------------------------------------------------------------------
Stereo Generator 8185A             T              132            2800415FF
--------------------------------------------------------------------------------
Reference Monitor TVM-210          T              136            210260
--------------------------------------------------------------------------------
Audio TV Meter Panel               T              137
--------------------------------------------------------------------------------
CMC 4.5 Shadow Box Meter           T              138            35369
--------------------------------------------------------------------------------
CMC 4.5 Shadow Box Meter           T              139            35370
--------------------------------------------------------------------------------
Hewlett Packard Digital Broad-     T              140            Various
     cast System

WEST COAST UNITED BROADCASTING CO.
SCHEDULE NUMBER: 1.1(b)(2)                   INVENTORY OF LEASED PROPERTY
                                             ----------------------------

          Pitney Bowes Scale and Postage Meter
          Xerox 5021 Copier

WEST COAST UNITED BROADCASTING CO.
SCHEDULE NUMBER:                1.1(c)           INVENTORY OF CONTRACTS,
                                                 -----------------------
                                                   AGREEMENTS AND LEASES
                                                 -----------------------

                                                                                      Contract
     Name                               Type             Description                   Period
     ----                               ----             -----------                   ------
Pitney Bowes(1)                   Off. Equip      Postage Meter & Scale Lease      5/95-8/99
Xerox(1)                          Off. Equip      Xerox Lease                      12/94-3/98

Chinese Television Network (CTN)  Program (2)     CTN New, City Spy, ET            8/95-12/96

CTV                               Receivable (3)  Inside China/Changing China      1/96-12/96



(1) Agreement not assignable.
(2) Programming purchased by KCNS
(3) Production and air time purchased from KCNS

WEST COAST UNITED BROADCASTING CO.
SCHEDULE NUMBER:   1.1(d)               AUTHORIZATIONS
                                        --------------

          The following licenses are held by West Coast United Broadcasting Co.

FCC
---

FCC license granted to KCNS-Channel 38 was renewed 11/30/93 and expires on 12/01/98. KCNS-Channel 38 applied for and was granted a license to operate a microwave dish at Sutro tower in February, 1995.

City and County of San Francisco
--------------------------------

We are registered to conduct business in the city and county of San Francisco. Business Tax ID Number: 911166728-01

State of California
-------------------

We are registered as a "foreign" corporation with the Franchise Tax Board of California.

State of Washington
-------------------

We are registered as a Domestic Profit Organization by the State of Washington. Business ID 601 425 056

WEST COAST UNITED BROADCASTING CO.
SCHEDULE NUMBER:      1.1(e)                     TRADENAMES, TRADEMARKS,
                                                 -----------------------
                                                   SERVICE MARKS, COPYRIGHTS
                                                 ---------------------------
                                                   AND PATENTS
                                                 -------------

          Tradenames, Trademarks, Service Marks, Copyrights and
Patents held by West Coast United Broadcasting Co. are as follows:

          KCNS-TV38
          KCNS-Channel 38
          Channel 38 Logo

West Coast United Broadcasting Co.
Schedule Number:             1.8     Excluded Personal Property
                                     --------------------------

      The following personal property will be retained by West Coast United Broadcasting Co.

      (1)  4-Drawer File Cabinet (Inv. #19)
      (1)  2-Drawer File Cabinet (Inv. #64)
      (1)  HPII Plus Printer (Inv. #66-at YMC's)
      (1)  FAX machine (Inv. #68-at Carson's)
      (1)  Apple Laserjet (Inv. #68-at Carson's)
      (1)  FAX Machine-Panasonic (Purchased with Sprints-at YMC's)
      (1)  486 120MHz Opti Gold (Inv. #44)
      (1)  Cannon P32-DH Calculator (YMC office)
      (1)  Brass Arm Lamp (YMC-P)
      (1)  White Air Cleaner (YMC-P)
      (2)  Disk Storage Cases (YMC-P)
      (1)  Chinese Vase (YMC-P)
      (1)  set Quartz bookends (YMC-P)
      (3)  Plants (YMC-P)
      (1)  Chinese Screen Print (YMC-P)
      Windows 3.1 Software (YMC-P)
      Chop Sticks (YMC-P)
      Contents of Bookcase (Brent-P)
      Artwork in Brent's office (Brent-P) 5 pictures
      Gold Pocket Watch in Brent's office (Brent-P)
      Art Museum Book in Brent's office (Brent-P)
      Chinese Plate and Stand in Brent's office (Brent-P)
      Teak/Bird Stand in Brent's office (Brent-P)
      Chop Sticks (Brent-P)
      Fees Paintings (Brent-P)
      Chinese Paperweight (Brent-P)
      Calculator on Brent's Desk (Brent-P)
      Desk Set on Brent's Desk (Brent-P)
      Oakland A's Bar-(Brent-P)
      Howard Miller Clock (Brent-P)
      Sony 8" color TV #5046998 in traffic (Brent-P)
      Artwork in Martin's office (Martin-P)
      Picture Golden Gate Bridge in Martin's office (Brent-P)
      Flower Picture near Xerox room (Brent-P) (signed by Regan)
      Artwork in common area and lobby (Lee's-P) S pictures
      Oscilloscope in Engineering (Sun's desk) (Carson-P)
      Artwork in sales department (Caren, Tom, Anna, Tony and Jenny-P) Picture-1996 Championship Season in Sales (Brent-P)
      Stereo at Caren's desk (Caren-P)
      Contents of bookcase in Jack's office (Jack-P)
      Artwork in Jack's office (Jack-P)
      Computer, CD's, disks, modem and related equipment in Larry's office
        (Larry-P)
      Coffee Pot in Larry's office (Larry-P)
      Radio, books (non-KCNS), Mistek printer in Larry's office (Larry-P) Artwork in Duffy's office (Leo-P)
      Chinese decorations in Duffy's office (Leo/Duffy-P)
      Artwork in Production office (Leo-P)
      Coffee Pot in Production (Brent-P)
      (4)  Chinese Chairs-Inside China Set (Leo-P)
      (2)  Chinese tables-Inside China Set (Leo-P)
      Portable Fan in Studio (Leo-P)
      (2)  Chinese Scroll Chairs-Inside China Set (Leo-P)
      Marble horse/carriage-Inside China Set (Leo-P)
      Fang Shui Backdrop (Leo-P)
      Chinese Lantern in Studio (Leo-P)
      Hanging Red Balls in Studio (Leo-P)
      Mahogany room divider-Inside China Set (Leo-P)
      Large Chinese Vase in Studio (Leo-P)
      Table Chinese table-Inside China Set (Leo-P)